                                              Filed Pursuant To Rule 497(b)
                                              Registration File No.: 333-105827

                         MORGAN STANLEY TECHNOLOGY FUND

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003


TO THE SHAREHOLDERS OF MORGAN STANLEY TECHNOLOGY FUND

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Technology Fund ("Technology") to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:00 a.m., New York time, on September 17, 2003, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between Technology and Morgan Stanley Information Fund ("Information"), pursuant to which substantially all of the assets of Technology would be combined with those of Information and shareholders of Technology would become shareholders of Information receiving shares of Information with a value equal to the value of their holdings in Technology (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF TECHNOLOGY RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                          By Order of the Board of Trustees,


                                          BARRY FINK,
                                          Secretary

July 14, 2003


--------------------------------------------------------------------------------
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                         MORGAN STANLEY INFORMATION FUND

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                          ACQUISITION OF THE ASSETS OF
                         MORGAN STANLEY TECHNOLOGY FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                         MORGAN STANLEY INFORMATION FUND

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Technology Fund ("Technology") in connection with an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Technology will be combined with those of Morgan Stanley Information Fund ("Information") in exchange for shares of Information (the "Reorganization"). As a result of this transaction, shareholders of Technology will become shareholders of Information and will receive shares of Information with a value equal to the value of their holdings in Technology. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Technology and Information, attached hereto as Exhibit A. The address of Technology is that of Information set forth above. This Proxy Statement also constitutes a Prospectus of Information, which is dated July 11, 2003, filed by Information with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Information is an open-end diversified management investment company whose investment objective is to seek long-term capital appreciation. The fund invests primarily in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry.

     This Proxy Statement and Prospectus sets forth concisely information about Information that shareholders of Technology should know before voting on the Reorganization Agreement. A copy of the Prospectus for Information dated May 30, 2003, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Information's Annual Report for the fiscal year ended March 31, 2003. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated July 11, 2003, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Technology's Prospectus, dated October 30, 2002, Annual Report for its fiscal year ended August 31, 2002 and succeeding Semi-Annual Report for the six months ended February 28, 2003. Such documents are available without charge by calling
(800) 869-NEWS (toll-free).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED JULY 11, 2003.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS


                                                                           PAGE
                                                                           ----

INTRODUCTION ............................................................    1
  General ...............................................................    1
  Record Date; Share Information ........................................    1
  Proxies ...............................................................    2
  Expenses of Solicitation ..............................................    3
  Vote Required .........................................................    4

SYNOPSIS ................................................................    4
  The Reorganization ....................................................    4
  Fee Table .............................................................    5
  Tax Consequences of the Reorganization ................................    8
  Comparison of Technology and Information ..............................    8

PRINCIPAL RISK FACTORS ..................................................   10

THE REORGANIZATION ......................................................   12
  The Proposal ..........................................................   12
  The Board's Consideration .............................................   12
  The Reorganization Agreement ..........................................   13
  Tax Aspects of the Reorganization .....................................   15
  Description of Shares .................................................   16
  Capitalization Table (unaudited) ......................................   17
  Appraisal Rights ......................................................   17

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ..........   17
  Investment Objectives and Policies ....................................   17
  Investment Restrictions ...............................................   19

ADDITIONAL INFORMATION ABOUT TECHNOLOGY AND INFORMATION .................   19
  General ...............................................................   19
  Financial Information .................................................   19
  Management ............................................................   19
  Description of Securities and Shareholder Inquiries ...................   19
  Dividends, Distributions and Taxes ....................................   19
  Purchases, Repurchases and Redemptions ................................   20

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE .............................   20

FINANCIAL STATEMENTS AND EXPERTS ........................................   20

LEGAL MATTERS ...........................................................   20

AVAILABLE INFORMATION ...................................................   20

OTHER BUSINESS ..........................................................   21

Exhibit A - Agreement and Plan of Reorganization, dated April 24, 2003, by and between Technology and Information ..............................  A-1
Exhibit B - Prospectus of Information dated May 30, 2003 ................  B-1

                         MORGAN STANLEY TECHNOLOGY FUND
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 869-NEWS

                              --------------------

                         PROXY STATEMENT AND PROSPECTUS

                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 17, 2003

                                 INTRODUCTION

GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Technology Fund ("Technology"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Technology (the "Board") of proxies to be used at the Special Meeting of Shareholders of Technology to be held in Conference Room 205, 2nd Floor, 1221 Avenue of the Americas, New York, New York 10020, at 9:00 A.M., New York time, on September 17, 2003 and any adjournments thereof (the "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about July 14, 2003.

     At the Meeting, Technology shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 24, 2003 (the "Reorganization Agreement"), between Technology and Morgan Stanley Information Fund ("Information"), pursuant to which substantially all of the assets of Technology will be combined with those of Information in exchange for shares of Information. As a result of this transaction, Shareholders will become shareholders of Information and will receive shares of Information equal to the value of their holdings in Technology on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Technology will receive Class A, Class B, Class C or Class D shares of Information, respectively. The shares to be issued by Information pursuant to the Reorganization (the "Information Shares") will be issued at net asset value without an initial sales charge. Further information relating to Information is set forth herein and in Information's current Prospectus, dated May 30, 2003 ("Information's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Technology contained herein has been supplied by Technology and the information concerning Information contained herein has been supplied by Information.

RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on June 2, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 119,734,769.436 shares of Technology issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially more than 5% of the outstanding shares of a class of Technology as of the Record Date:


                        NAME AND ADDRESS      % OF OWNERSHIP   AMOUNT OF OWNERSHIP
                        ----------------      --------------   -------------------
Class D .......... Hare & Co.                       20.28           929,423.198
                   c/o The Bank of New York
                   PO Box 11203
                   New York, NY 10286-1203

     As of the Record Date, the trustees and officers of Technology, as a group, owned less than 1% of the outstanding shares of Technology.

     The following persons were known to own of record or beneficially more than 5% of the outstanding shares of a class of Information as of the Record
Date:

                              NAME AND ADDRESS            % OF OWNERSHIP     AMOUNT OF OWNERSHIP
                              ----------------            --------------     -------------------
Class A ..........   State Street Bank and Trust Co.            50.71            1,563,799.858
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2318

Class D ..........   Hare & Co.                                 40.32              268,077.952
                     c/o The Bank of New York
                     PO Box 11203
                     New York, NY 10286-1203

                     State Street Bank and Trust Co.             6.07               40,347.889
                     FBO ADP/Morgan Stanley Alliance
                     105 Rosemont Avenue
                     Westwood, MA 02090-2318

     As of the Record Date, the trustees and officers of Information, as a group, owned less than 1% of the outstanding shares of Information.

PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Technology, 1221 Avenue of the Americas, New York, New York 10020;
(ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Technology present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Technology, which expenses are expected to approximate $388,820. Technology and Information will bear all of their respective other expenses associated with the Reorganization.

     The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Technology or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Technology will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, Technology may also employ D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, Technology would pay D.F. King $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances Morgan Stanley Trust, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Technology has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the

Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Technology.

VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Technology represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Technology will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Information's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Technology, subject to stated liabilities, to Information in exchange for the Information Shares. The aggregate net asset value of the Information Shares issued in the exchange will equal the aggregate value of the net assets of Technology received by Information. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Technology will distribute the Information Shares received by Technology to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Technology and Technology will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Information Shares equal in value to such Shareholder's pro rata interest in the net assets of Technology transferred to Information. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Technology will become a holder of Class A, Class B, Class C or Class D shares of Information, respectively. Shareholders holding their shares of Technology in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Information; however, such Shareholders will not be able to redeem, transfer or exchange the Information Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     At least one but not more than 20 business days prior to the Valuation Date, Technology will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Technology's investment company taxable income for all periods since the inception of Technology through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Technology's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF TECHNOLOGY ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF TECHNOLOGY AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

     The following table briefly describes the fees and expenses that a shareholder of Technology and Information may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Technology for its fiscal year ended August 31, 2002, and by Information for its fiscal year ended March 31, 2003. Technology and Information each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The table also sets forth pro forma fees for the surviving combined fund (Information) reflecting what the fee schedule would have been on March 31, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees
----------------

                                                                                              PRO FORMA
                                                                                              COMBINED
                                                          TECHNOLOGY       INFORMATION      (INFORMATION)
                                                          ----------       -----------      -------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)         5.25%(1)
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................       none              none             none
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none

MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
 BASED ON THE LESSER OF THE OFFERING PRICE OR NET ASSET
 VALUE AT REDEMPTION)
Class A ...............................................       none(2)           none(2)          none(2)
Class B ...............................................      5.00%(3)          5.00%(3)         5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)         1.00%(4)
Class D ...............................................       none              none             none

REDEMPTION FEES
Class A ...............................................       none              none             none
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none

EXCHANGE FEE
Class A ...............................................       none              none             none
Class B ...............................................       none              none             none
Class C ...............................................       none              none             none
Class D ...............................................       none              none             none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                          PRO FORMA
                                                                          COMBINED
                                         TECHNOLOGY     INFORMATION     (INFORMATION)
                                         ----------     -----------     -------------
MANAGEMENT FEES
Class A .............................        1.00%          0.75%            0.74%
Class B .............................        1.00%          0.75%            0.74%
Class C .............................        1.00%          0.75%            0.74%
Class D .............................        1.00%          0.75%            0.74%

DISTRIBUTION AND SERVICE (12B-1) FEES
Class A .............................        0.25%          0.15%            0.20%
Class B .............................        1.00%          1.00%            1.00%
Class C .............................        1.00%          1.00%            0.99%
Class D .............................        none           none             none

OTHER EXPENSES
Class A .............................        0.51%          0.65%            0.65%
Class B .............................        0.51%          0.65%            0.65%
Class C .............................        0.51%          0.65%            0.65%
Class D .............................        0.51%          0.65%            0.65%

TOTAL ANNUAL FUND OPERATING EXPENSES
Class A .............................        1.76%          1.55%            1.59%
Class B .............................        2.51%          2.40%            2.39%
Class C .............................        2.51%          2.40%            2.38%
Class D .............................        1.51%          1.40%            1.39%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" in each fund's Prospectus for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Technology, Information or the new combined fund (Information), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:


                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------

Technology
 Class A .........     $694      $1,050      $1,429      $2,489
 Class B .........      754       1,082       1,535       2,846
 Class C .........      354         782       1,335       2,846
 Class D .........      154         477         824       1,802

Information
 Class A .........     $674      $  989      $1,325      $2,274
 Class B .........      743       1,048       1,480       2,736
 Class C .........      343         748       1,280       2,736
 Class D .........      143         443         766       1,680

Pro Forma Combined
 Class A .........     $678      $1,001      $1,345      $2,315
 Class B .........      742       1,045       1,475       2,726
 Class C .........      341         742       1,270       2,716
 Class D .........      142         440         761       1,669

     If a Shareholder HELD His Shares:


                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Technology
 Class A .........     $694      $1,050      $1,429      $2,489
 Class B .........      254         782       1,335       2,846
 Class C .........      254         782       1,335       2,846
 Class D .........      154         477         824       1,802

Information
 Class A .........     $674      $  989      $1,325      $2,274
 Class B .........      243         748       1,280       2,736
 Class C .........      243         748       1,280       2,736
 Class D .........      143         443         766       1,680

Pro Forma Combined
 Class A .........     $678      $1,001      $1,345      $2,315
 Class B .........      242         745       1,275       2,726
 Class C .........      241         742       1,270       2,716
 Class D .........      142         440         761       1,669


     WHILE CLASS B AND CLASS C SHARES DO NOT HAVE ANY FRONT-END SALES CHARGES, THEIR HIGHER ONGOING ANNUAL EXPENSES (DUE TO HIGHER 12B-1 FEES) MEAN THAT OVER TIME YOU COULD END UP PAYING MORE FOR THESE SHARES THAN IF YOU WERE TO PAY FRONT-END SALES CHARGES FOR CLASS A SHARES.

     The purpose of the foregoing fee tables is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in each fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Technology and Information -- Investment Management and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Technology will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Technology or the Shareholders of Technology for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF TECHNOLOGY AND INFORMATION

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of both Technology and Information is to seek long-term capital appreciation.

     Technology seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies of any asset size engaged in technology and technology-related industries. Information seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. Information normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. Information may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, Information will not invest more than 10% of its net assets in convertible securities.

     The principal differences between the funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Technology and Information are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Technology and Information obtain management services from Morgan Stanley Investment Advisors. For the fiscal year ended August 31, 2002, Technology paid Morgan Stanley Investment Advisors monthly compensation calculated daily at an annual rate of 1.00% of the fund's average daily net assets. With respect to Information, for the fiscal year ended March 31, 2003, the fund paid Morgan Stanley Investment Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's average daily net assets. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Technology and Information have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Technology's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0%. Information's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the fund's Class B shares since the inception of the fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the fund's Class B shares redeemed since the fund's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to each fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Information's shares, see the section entitled "Share Class Arrangements" in Information's Prospectus, attached hereto. The Distributor also receives the proceeds of any CDSC paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Technology and Information are set forth below under "Purchase, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Technology and Information pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but generally are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:


                                         CLASS B SHARES OF TECHNOLOGY AND
   YEAR SINCE PURCHASE PAYMENT MADE                INFORMATION
-------------------------------------   ---------------------------------
     First ..........................                5.0%
     Second .........................                4.0%
     Third ..........................                3.0%
     Fourth .........................                2.0%
     Fifth ..........................                2.0%
     Sixth ..........................                1.0%
     Seventh and thereafter .........                none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

     The CDSC charge is paid to the Distributor. Shares of Information and Technology are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of Technology and Information, see the section entitled "Share Class Arrangements" in each fund's Prospectus.

     Shares of each class of Technology and Information may be exchanged for the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. In addition, Class A shares of each fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge) (also, an "Exchange Fund"). See the inside back cover of the Information Prospectus for each

Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Information).

     Information Shares distributed to Shareholders as a result of the Reorganization will not be subject to an initial sales charge.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of the Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Technology) will be counted. During the period of time an Information or Technology shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Technology and Information provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Information, see the section entitled "How to Exchange Shares" in Information's Prospectus.

     Shareholders of Technology and Information may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Technology and Information offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Technology and Information may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Technology pays dividends from net investment income annually. Information pays dividends semi-annually. Technology usually distributes net capital gains, if any, in December. Information usually distributes capital gains, if any, in June and December. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

     LEGAL PROCEEDINGS. Beginning July 31, 2002, several purported class action complaints were filed against Morgan Stanley, Technology, Information, Morgan Stanley Investment Management Inc. and certain subsidiaries of Morgan Stanley, alleging securities fraud violations in connection with the underwriting and management of Technology and Information and seeking unspecified damages for losses on investments in these funds. Plaintiffs allege that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business and that the desire to obtain investment banking business influenced investment decisions by the Investment Manager.

     Technology, Information and Morgan Stanley believe these lawsuits have no merit.

                            PRINCIPAL RISK FACTORS

     The share price and return of Information and Technology will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

     Both funds invest in common stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Each fund's emphasis on particular industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies. Because of the concentration of Technology's investments in companies that are involved in technology and technology-related industries, the value of Technology's shares may be substantially more volatile than the share value of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

     Information concentrates its investments in the communications and information industry. Because of this concentration, the value of Information's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

     Technology's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of Technology's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on Technology's ability to sell certain securities at favorable prices and may also make it difficult for Technology to obtain market quotations based on actual trades for purposes of valuing Technology's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of Technology's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

     Both funds may invest in foreign securities. With respect to Technology, the fund may invest up to 35% of its net assets in foreign securities, including emerging market securities, not traded in the United States. on a national securities exchange. Information may invest up to 50% of its assets in foreign securities, but will not invest more than 25% of its net assets in any one foreign country. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of fund shares is quoted in U.S. dollars, the funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the funds' trades effected in those markets and could result in losses to a fund due to subsequent declines in the value of the securities subject to the trades.

     Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     Each fund may invest in convertible securities. A fund's investments in convertible securities subject the fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of each fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

     Technology is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, Technology may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, Technology's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause Technology's overall value to decline to a greater degree.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Technology and in Information's Prospectus, both of which are incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

     The Board of Trustees of Technology, including the Independent Trustees, having reviewed the financial position of Technology and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Technology and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Technology.

THE BOARD'S CONSIDERATION

     At a meeting held on April 24, 2003, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Technology and Information. The Board also considered other factors, including, but not limited to: Technology being largely duplicative of the broader Information; the general compatibility of the investment objectives, policies and restrictions of Technology and Information; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Technology and Information in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Technology considered that the Reorganization would have the following benefits to Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" (Information) will be appreciably lower on a percentage basis than the expenses per share of each corresponding class of Technology. This is primarily attributable to the fact that the investment management fee rate paid by Information for its last fiscal year (0.75%) is substantially lower than the investment management fee rate paid by Technology for its last fiscal year (1.00%). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Technology was significantly higher (for its fiscal year ended August 31, 2002) than the expense ratio for each corresponding class of Information (for its fiscal year ended March 31, 2003).

     2. Shareholders would have continued participation in a fund that invests principally in common stocks.

     3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Technology or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Information, including a majority of the Independent Trustees of Information, also have determined that the Reorganization is in the best interests of Information and its shareholders and that the interests of existing shareholders of Information will not be diluted as a result thereof. The transaction will enable Information to acquire investment securities which are consistent with Information's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. The Board also considered any potential liabilities associated with the pending litigation against Technology and Information. See "Comparison of Technology and Information -- Legal Proceedings." The Board noted in this regard that in connection with the Reorganization, the Investment Manager has agreed to (i) indemnify Information against any losses and claims associated with the Technology litigation and (ii) indemnify Technology against any losses and claims associated with the Information litigation. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Technology will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Technology as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Information on the Closing Date in exchange for the assumption by Information of stated liabilities of Technology, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Technology prepared by the Treasurer of Technology as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Information Shares; (ii) such Information Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Technology would be dissolved; and (iv) the outstanding shares of Technology would be canceled.

     The number of Information Shares to be delivered to Technology will be determined by dividing the aggregate net asset value of each class of shares of Technology acquired by Information by the net asset value per share of the corresponding class of shares of Information; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Technology and Information may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Technology had an aggregate net asset value (not including any Cash Reserve of Technology) of $100,000. If the net asset value per Class B share of Information were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Information to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Information would be distributed to the former Class B shareholders of Technology. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Technology will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Information Shares it receives. Each Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Shareholder. Accordingly, the Information Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Information will be distributed to holders of Class A, Class B, Class C and Class D shares of Technology, respectively. Information will cause its transfer agent to credit and confirm an appropriate number of Information Shares to each Shareholder. Certificates for Information Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Information. Shareholders who wish to receive certificates representing their Information Shares must, after receipt of their confirmations, make a written request to Information's transfer agent, Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of Technology holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Information; however, such Shareholders will not be able to redeem, transfer or exchange the Information Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Technology or Information. The Reorganization Agreement may be amended in any mutually agreeable manner.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Technology and Information. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Technology shall either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Technology that received Information Shares. Technology shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Information to Shareholders of record of Technology.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Technology (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Information Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Technology recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Technology at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Technology thereafter will be treated as requests for redemption of shares of Information.

TAX ASPECTS OF THE REORGANIZATION

     TAX CONSEQUENCES OF THE REORGANIZATION TO THE SHAREHOLDERS. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Technology and Information will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Technology and Information (including a representation to the effect that Information has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of Technology acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Technology's assets in exchange for the Information Shares and the assumption by Information of certain stated liabilities of Technology followed by the distribution by Technology of the Information Shares to Shareholders in exchange for their Technology shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Technology and Information will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Information upon the receipt of the assets of Technology solely in exchange for the Information Shares and the assumption by Information of the stated liabilities of Technology;

     3. No gain or loss will be recognized by Technology upon the transfer of the assets of Technology to Information in exchange for the Information Shares and the assumption by Information of the stated liabilities or upon the distribution of Information Shares to Shareholders in exchange for their Technology shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Technology for the Information Shares;

     5. The aggregate tax basis for the Information Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Technology held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Information Shares to be received by each Shareholder will include the period during which the shares in Technology surrendered in exchange therefor were held (provided such shares in Technology were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Technology acquired by Information will be the same as the tax basis of such assets of Technology immediately prior to the Reorganization; and

     8. The holding period of the assets of Technology in the hands of Information will include the period during which those assets were held by Technology.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither Technology nor Information has sought a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

     TAX CONSEQUENCES OF THE REORGANIZATION TO TECHNOLOGY AND
INFORMATION. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of Technology. The effect of any such limitations will depend on the existence and amount of Technology and Information capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

     As of August 31, 2002, Technology had capital loss carryovers of approximately $562.4 million and net unrealized built-in capital losses of approximately $51 million. As of March 31, 2003, Information had capital loss carryovers of approximately $2.1 billion and net unrealized built-in capital losses of approximately $21.8 million. Under the Code, there will not be a limitation on the utilization of Information's capital loss carryovers and recognized built-in capital losses to offset capital gains of the combined fund.

     However, there will be a limitation on the ability of the combined fund to offset future capital gains with Technology's capital loss carryovers and, if the built-in losses are recognized within five years of the Reorganization, such recognized built-in capital losses. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on April 4, 2003, each year approximately $11 million of Technology's capital loss carryovers and recognized built-in capital losses would have been able to be utilized in any year by the combined fund. Thus, as a result of the Reorganization, a significant portion of the capital loss carryforwards of Technology will not be able to be utilized. However, the overall effect of this limitation is minimized by the fact that there is no limitation on the ability of the combined fund to utilize Information's $2.1 billion capital loss carryfoward.

DESCRIPTION OF SHARES

     Information Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Information and transferable without restrictions and will have no preemptive rights. Class B shares of Information, like Class B shares of Technology, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Share Class Arrangements" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Information and Technology as of March 31, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:


                                                                                      NET ASSET
                                                                         SHARES         VALUE
                                                      NET ASSETS      OUTSTANDING     PER SHARE
                                                    --------------   -------------   ----------
                  CLASS A
-------------------------------------------------
Technology ......................................   $ 17,411,039       9,075,343       $ 1.92
Information .....................................   $ 20,433,705       3,060,381       $ 6.68
Combined Fund (Information) (pro forma) .........   $ 37,844,744       5,666,824       $ 6.68

                  CLASS B
--------------------------------------------------
Technology ......................................   $177,842,106      94,441,882       $ 1.88
Information .....................................   $373,470,284      58,747,978       $ 6.36
Combined Fund (Information) (pro forma) .........   $551,312,390      86,710,573       $ 6.36

                  CLASS C
--------------------------------------------------
Technology ......................................   $ 27,765,479      14,819,751       $ 1.87
Information .....................................   $ 23,150,012       3,642,467       $ 6.36
Combined Fund (Information) (pro forma) .........   $ 50,915,491       8,008,108       $ 6.36

                  CLASS D
--------------------------------------------------
Technology ......................................   $  9,326,184       4,837,070       $ 1.93
Information .....................................   $  5,337,385         787,530       $ 6.78
Combined Fund (Information) (pro forma) .........   $ 14,663,569       2,163,073       $ 6.78

               TOTAL CLASS A, B, C, D
--------------------------------------------------
Technology ......................................   $232,344,808              --           --
Information .....................................   $422,391,386              --           --
Combined Fund (Information) (pro forma) .........   $654,736,194              --           --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     Each fund's investment objective is to seek long-term capital appreciation.

     Technology seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies of any asset size engaged in technology and technology-related industries. These include a wide range of industries such as computers; software and peripheral products; electronics; communications equipment and services; internet; telecommunications; entertainment; multimedia; and information services. A company will be considered engaged in technology or technology-related industries if it derives at least 50% of its revenues or earnings from those industries or it devotes at least 50% of its assets to those industries. Technology may invest up to 35% of its net assets in foreign securities, including emerging market securities. This percentage limitation, however, does not apply to securities of foreign companies, including depositary receipts, that are listed in the United States on a national securities exchange.

     When selecting investments for Technology's portfolio, the fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., extensively researches technology trends in order to identify particular sectors and issuers it views to have strong growth prospects. The Sub-Advisor first seeks to identify sectors that are expected to benefit from anticipated shifts in fundamental patterns in the technology and technology-related industries. The Sub-Advisor then looks to invest in issuers that are believed to be leaders in their respective industries, with strong management teams, reasonable valuations relative to growth prospects and whose competitors face barriers to market entry. In deciding whether to sell a particular security, the Sub-Advisor considers a number of factors, including changing technology trends, unfavorable earnings revisions or estimates, negative fundamental information, excessive market valuations in relation to growth prospects, changes in the issuer's financial condition or industry position, and general economic and market conditions.

     The remaining 20% of Technology's assets may be invested in fixed-income, convertible and preferred securities. Technology may also utilize forward foreign currency exchange contracts.

     Information seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. Information normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. Information may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, Information will not invest more than 10% of its net assets in convertible securities.

     A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to: (1) designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or (2) the creation, packaging, distribution, and ownership of entertainment and information programming.

     The remaining 20% of Information's assets may be invested in investment grade fixed-income securities. Information may also utilize forward foreign currency exchange contracts.

     During periods in which, in the opinion of each fund's Investment Manager, market conditions warrant a reduction of some or all of the respective funds' securities holdings, the funds may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in which the funds may invest any amount of their total assets in cash or money market instruments.

     Each of the funds may engage in active and frequent trading of portfolio securities. The Financial Highlights Table at the end of each fund's Prospectus shows each fund's portfolio turnover during recent fiscal years. A portfolio turnover of 200%, for example, is equivalent to the fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the fund's shareholders.

     The investment policies of both Technology and Information are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Technology and Information as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: Information may not:
(1) as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);
(2) invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities; (3) as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer; (4) purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in the securities of companies which operate, invest in, or sponsor these programs;
(5) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the 1940 Act and any rules promulgated thereunder; (6) pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets; (7) make short sales of securities; (8) purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin; and (9) invest for the purpose of exercising control or management of any other issuer.

                    ADDITIONAL INFORMATION ABOUT TECHNOLOGY
                                AND INFORMATION

GENERAL

     For a discussion of the organization and operation of Information and Technology, see "Fund Management," "Investment Objective" and "Principal Investment Strategies" in their respective Prospectuses, and "Fund History" in their respective Statements of Additional Information.

FINANCIAL INFORMATION

     For certain financial information about Information and Technology, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.

MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager and the Distributor of Information and Technology, see "Fund Management" in their respective Prospectuses and "Management of the Fund" in their respective Statements of Additional Information.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Technology and Information, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Information's and Technology's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Information's and Technology's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     For a discussion of Information's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 2003 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Technology, see its Annual Report for its fiscal year ended August 31, 2002 and its succeeding Semi-Annual Report for the six months ended February 28, 2003.

                       FINANCIAL STATEMENTS AND EXPERTS

     The financial statements of Information, for the fiscal year ended March 31, 2003, and Technology, for the fiscal year ended August 31, 2002, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of Information will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

     Additional information about Technology and Information is available, as applicable, in the following documents which are incorporated herein by reference: (i) Information's Prospectus dated May 30, 2003 attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 9 to Information's Registration Statement on Form N-1A (File Nos. 33-87472; 811-8916); (ii) Information's Annual Report for its fiscal year ended March 31, 2003, accompanying this Proxy Statement and Prospectus; (iii) Technology's Prospectus dated October 31, 2002 which Prospectus forms a part of Post-Effective Amendment No. 2 to Technology's Registration Statement on Form N-1A (File Nos. 333-39494; 811-09983); (iv) Technology's Annual Report for its fiscal year ended August 31, 2002; and (v) Technology's succeeding Semi-Annual Report for the six months ended February 28, 2003. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Technology and Information are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Technology and Information which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 942-8090. Reports and other information about each fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

                                OTHER BUSINESS

     Management of Technology knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


July 14, 2003

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of April, 2003, by and between MORGAN STANLEY INFORMATION FUND, a Massachusetts business trust ("Information") and MORGAN STANLEY TECHNOLOGY FUND, a Massachusetts business trust ("Technology").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Information of substantially all of the assets of Technology in exchange for the assumption by Information of all stated liabilities of Technology and the issuance by Information of shares of beneficial interest, par value $0.01 per share (the "Information Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Technology in liquidation of Technology as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF TECHNOLOGY

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Technology agrees to assign, deliver and otherwise transfer the Technology Assets (as defined in paragraph 1.2) to Information and Information agrees in exchange therefor to assume all of Technology's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Technology the number of Information Shares, including fractional Information Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Technology Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Technology, and any deferred or prepaid expenses shown as an asset on Technology's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Technology will provide Information with a list of all of Technology's assets to be assigned, delivered and otherwise transferred to Information and a list of the stated liabilities to be assumed by Information pursuant to this Agreement. Technology reserves the right to sell any of the securities on such list but will not, without the prior approval of Information, acquire any additional securities other than securities of the type in which Information is permitted to invest and in amounts agreed to in writing by Information. Information will, within a reasonable time prior to the Valuation Date, furnish Technology with a statement of Information's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Information's investment objective, policies and restrictions. In the event that Technology holds any investments that Information is not permitted to hold, Technology will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Technology and Information, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Information with respect to such investments, Technology if requested by Information will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Technology will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Information will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Technology prepared by the Treasurer of Technology as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Technology may establish a cash reserve, which shall not exceed 5% of Technology's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Technology and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Technology to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Technology will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Technology will distribute Information Shares received by Technology pursuant to paragraph
1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Technology Shareholders"). Each Technology Shareholder will receive the class of shares of Information that corresponds to the class of shares of Technology currently held by that Technology Shareholder. Accordingly, the Information Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Information will be distributed to holders of Class A, Class B, Class C and Class D shares of Technology, respectively. Such distribution will be accomplished by an instruction, signed by Technology's Secretary, to transfer Information Shares then credited to Technology's account on the books of Information to open accounts on the books of Information in the names of the Technology Shareholders and representing the respective pro rata number of Information Shares due such Technology Shareholders. All issued and outstanding shares of Technology simultaneously will be canceled on Technology's books; however, share certificates representing interests in Technology will represent a number of Information Shares after the Closing Date as determined in accordance with paragraph 2.3. Information will issue certificates representing Information Shares in connection with such exchange only upon the written request of a Technology Shareholder.

     1.6 Ownership of Information Shares will be shown on the books of Information's transfer agent. Information Shares will be issued in the manner described in Information's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Information Shares in a name other than the registered holder of Information Shares on Technology's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Information Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Technology is and shall remain the responsibility of Technology up to and including the date on which Technology is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Technology shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Technology as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Technology, such entity shall either (i) qualify as a liquidating trust under
Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Technology for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Technology shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of Technology in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Information or their designee and Information or its designee shall comply with applicable record retention requirements to which Technology is subject under the 1940 Act.

2. VALUATION

     2.1 The value of the Technology Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Technology of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Information's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of an Information Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Information's then current Prospectus and Statement of Additional Information.

     2.3 The number of Information Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Technology shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Information (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Technology shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Information. Information shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Technology and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase Bank (the "Custodian"), as custodian for Information, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Technology to the Custodian for the account of Information on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Information Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Information and Technology, accurate appraisal of the value of the net assets of Information or the Technology Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Technology shall deliver to Information or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Technology Shareholders and the number and percentage ownership of outstanding Technology shares owned by each such Technology Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Technology Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Information shall issue and deliver to such Secretary a confirmation evidencing delivery of Information Shares to be credited on the Closing Date to Technology or provide evidence satisfactory to Technology that such Information Shares have been credited to Technology's account on the books of Information. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF INFORMATION AND TECHNOLOGY

     4.1 Except as otherwise expressly provided herein with respect to Technology, Information and Technology each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Information will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Information Shares ("Registration Statement"). Technology will provide Information with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Technology will further provide Information with such other information and documents relating to Technology as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Technology will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Technology will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Information will furnish Technology with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Information as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Technology will assist Information in obtaining such information as Information reasonably requests concerning the beneficial ownership of Technology shares.

     4.5 Subject to the provisions of this Agreement, Information and Technology will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Technology shall furnish or cause to be furnished to Information within 30 days after the Closing Date a statement of Technology's assets and liabilities as of the Closing Date, which statement shall be certified by Technology's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Technology shall furnish Information, in such form as is reasonably satisfactory to Information, a statement certified by Technology's Treasurer of Technology's earnings and profits for federal income tax purposes that will be carried over to Information pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Technology (a) shall prepare and file all federal and other tax returns and reports of Technology required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Information agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

     5.1 Information represents and warrants to Technology as follows:

         (a) Information is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Information is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Information have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Information are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Information is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Information is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Information's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Information is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Information or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Information knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended March 31, 2003, of Information audited by Deloitte & Touche LLP (copies of which have been furnished to Technology), fairly present, in all material respects, Information's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Information (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Information Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Information's current Statement of Additional Information incorporated by reference in the Registration Statement. Information does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Information, and this Agreement constitutes a valid and binding obligation of Information enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Information's performance of this Agreement;

         (j) Information Shares to be issued and delivered to Technology, for the account of the Technology Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Information Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Information's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

         (k) All material federal and other tax returns and reports of Information required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Information's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Information has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Information to continue to meet the requirements of Subchapter M of the Code;

         (m) Since March 31, 2003 there has been no change by Information in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Information for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Information) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Technology represents and warrants to Information as follows:

         (a) Technology is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Technology is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Technology have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Technology are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Technology is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Technology conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Technology is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Technology's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Technology is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Technology or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Technology knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Technology for the year ended August 31, 2002, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Information) fairly present, in all material respects, Technology's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Technology (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Technology has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Technology are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Technology's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Technology does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Information pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Technology, and subject to the approval of Technology's shareholders, this Agreement constitutes a valid and binding obligation of Technology, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Technology's performance of this Agreement;

         (k) All material federal and other tax returns and reports of Technology required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Technology's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Technology has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Technology to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Technology will have good and valid title to the Technology Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Technology which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Information will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Technology's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Information Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Technology for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

         (o) Technology will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Technology has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Technology is not acquiring Information Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF TECHNOLOGY

     The obligations of Technology to consummate the transactions provided for herein shall be subject, at its election, to the performance by Information of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Information contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Information shall have delivered to Technology a certificate of its President and Treasurer, in a form reasonably satisfactory to Technology and dated as of the Closing Date, to the effect that the representations and warranties of Information made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Technology shall reasonably request;

     6.3 Technology shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Information, dated as of the Closing Date, to the effect that:

         (a) Information is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Information is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Information and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Technology, is a valid and binding obligation of Information enforceable against Information in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Information Shares to be issued to Technology Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Information's Statement of Additional Information), and no shareholder of Information has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Information's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Information of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 Technology shall receive from the Investment Manager an agreement to indemnify Technology against any losses and claims associated with the litigation that has been initiated against Information in a form reasonably satisfactory to Information.

     6.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Information's 12b-1 plan of distribution from those described in Information's Prospectus dated May 31, 2003 and Statement of Additional Information dated May 31, 2003.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF INFORMATION

     The obligations of Information to complete the transactions provided for herein shall be subject, at its election, to the performance by Technology of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Technology contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Technology shall have delivered to Information at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Information and dated as of the Closing Date, to the effect that the representations and warranties of Technology made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Information shall reasonably request;

     7.3 Technology shall have delivered to Information a statement of the Technology Assets and its liabilities, together with a list of Technology's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Technology;

     7.4 Technology shall have delivered to Information within three business days after the Closing a letter from Deloitte & Touche LLP for the taxable year ended August 31, 2002 and the fiscal period October 27, 2000 through August 31, 2001, dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Technology for each of the respective taxable periods and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Technology for the periods covered thereby, (b) for the period from August 31, 2002 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from August 31, 2002 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Technology would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Information shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to Technology, dated as of the Closing Date to the effect that:

         (a) Technology is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Technology is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Technology and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Information, is a valid and binding obligation of Technology enforceable against Technology in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Technology's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Technology of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 Information shall receive from the Investment Manager an agreement to indemnify Information against any losses and claims associated with the litigation that has been initiated against Technology in a form reasonably satisfactory to Information.

     7.7 On the Closing Date, the Technology Assets shall include no assets that Information, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF INFORMATION AND TECHNOLOGY

     The obligations of Technology and Information hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Technology in accordance with the provisions of Technology's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Information;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Information or Technology to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Information or Technology;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Technology shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Technology Shareholders all of Technology's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to Information and Technology, which opinion may be relied upon by the shareholders of Technology, substantially to the effect that, for federal income tax purposes:

         (a) The transfer of Technology's assets in exchange for Information Shares and the assumption by Information of certain stated liabilities of Technology followed by the distribution by Technology of Information Shares to the Technology Shareholders in exchange for their Technology shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Technology and Information will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Information upon the receipt of the assets of Technology solely in exchange for Information Shares and the assumption by Information of the stated liabilities of Technology;

         (c) No gain or loss will be recognized by Technology upon the transfer of the assets of Technology to Information in exchange for Information Shares and the assumption by Information of the stated liabilities or upon the distribution of Information Shares to the Technology Shareholders in exchange for their Technology shares;

         (d) No gain or loss will be recognized by the Technology Shareholders upon the exchange of the Technology shares for Information Shares;

         (e) The aggregate tax basis for Information Shares received by each Technology Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Technology Shares held by each such Technology Shareholder immediately prior to the Reorganization;

         (f) The holding period of Information Shares to be received by each Technology Shareholder will include the period during which the Technology Shares surrendered in exchange therefor were held (provided such Technology Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Technology acquired by Information will be the same as the tax basis of such assets to Technology immediately prior to the Reorganization; and

         (h) The holding period of the assets of Technology in the hands of Information will include the period during which those assets were held by Technology.

     Notwithstanding anything herein to the contrary, neither Information nor Technology may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Information shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Technology shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of Technology being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Technology's obligations specified in this Agreement), Technology's only obligation hereunder shall be to reimburse Information for all reasonable out-of-pocket fees and expenses incurred by Information in connection with those transactions.

         (c) In the event the transactions contemplated herein are not consummated by reason of Information being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Information's obligations specified in this Agreement), Information's only obligation hereunder shall be to reimburse Technology for all reasonable out-of-pocket fees and expenses incurred by Technology in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Technology hereunder shall not survive the dissolution and complete liquidation of Technology in accordance with Section 1.9.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of Technology and Information;

         (b) by either Information or Technology by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2004; or

         (c) by either Information or Technology, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Technology shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
     (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Information or Technology, or the trustees or officers of Information or Technology, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Information or Technology, or the trustees or officers of Information or Technology, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Information hereunder are solely those of Information. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Information shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Information and signed by authorized officers of Information acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Technology hereunder are solely those of Technology. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Technology shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Technology and signed by authorized officers of Technology acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.


                                MORGAN STANLEY TECHNOLOGY FUND


                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title: Chairman



                                MORGAN STANLEY INFORMATION FUND



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name:  Barry Fink
                                   Title: Vice President

                                                                       EXHIBIT B

                                                  [MORGAN STANLEY LOGO OMITTED]


Morgan Stanley Information Fund

A mutual fund that seeks long-term capital appreciation






[GRAPHIC OMITTED]



                            Prospectus May 30, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                    INVESTMENT OBJECTIVE............................. 1

                            PRINCIPAL INVESTMENT STRATEGIES.................. 1

                            PRINCIPAL RISKS.................................. 2

                            PAST PERFORMANCE................................. 4

                            FEES AND EXPENSES................................ 6

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION....... 7

                            ADDITIONAL RISK INFORMATION...................... 8

                            FUND MANAGEMENT.................................. 9

Shareholder Information     PRICING FUND SHARES..............................10

                            HOW TO BUY SHARES................................10

                            HOW TO EXCHANGE SHARES...........................12

                            HOW TO SELL SHARES...............................13

                            DISTRIBUTIONS....................................15

                            TAX CONSEQUENCES.................................16

                            SHARE CLASS ARRANGEMENTS.........................17

Financial Highlights         ................................................25

Morgan Stanley Funds         ...............................  INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------
Morgan Stanley Information Fund seeks long-term capital appreciation.

[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
The Fund will normally invest at least 80% of its assets in common stocks and other equity securities of companies located throughout the world that are engaged in the communications and information industry. The Fund normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. The Fund may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Fund will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions.

[sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]

A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

o designing, developing, manufacturing, providing or enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

o the creation, packaging, distribution, and ownership of entertainment and information programming.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In addition, the Fund may utilize forward foreign currency exchange contracts.

The remaining 20% of the Fund's assets may be invested in investment grade fixed-income securities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Communications and Information Industry. The Fund concentrates its investments in the communications and information industry. Because of this concentration, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

Common Stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Convertible Securities. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the Fund's convertible investments may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and have speculative credit risk characteristics.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 7 calendar years.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

1996                             -0.20%
1997                             15.78%
1998                             54.79%
1999                            145.96%
2000                            -25.18%
2001                            -44.73%
2002                            -44.01%

(sidebar)
The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of March 31, 2003 was -4.22%. (end sidebar)

During the periods shown in the bar chart, the highest return for a calendar quarter was 61.03% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was --36.77% (quarter ended September 30, 2001).

Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
-----------------------------------------------------------------------------------------------------------------------
                                                             PAST 1 YEAR     PAST 5 YEARS     LIFE OF THE FUND
-----------------------------------------------------------------------------------------------------------------------
 Class A(1): Return Before Taxes                                   -46.59%       -2.86%          -1.99%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           0.25%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%          -4.91%
-----------------------------------------------------------------------------------------------------------------------
 Class B(1): Return Before Taxes                                   -46.81%       -2.74%           0.58%
-----------------------------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions(4)                -46.81%       -5.54%          -1.45%
-----------------------------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions and Sale of
             Fund Shares                                           -28.74%       -1.20%           1.18%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           7.06%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%           0.31%
-----------------------------------------------------------------------------------------------------------------------
Class C(1):  Return Before Taxes                                   -44.43%       -2.50%          -1.70%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           0.25%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%          -4.91%
-----------------------------------------------------------------------------------------------------------------------
 Class D(1): Return Before Taxes                                   -43.47%       -1.58%          -0.78%
-----------------------------------------------------------------------------------------------------------------------
             S&P 500 Index(2)                                      -22.09%       -0.58%           0.25%
-----------------------------------------------------------------------------------------------------------------------
             Lipper Science & Technology Fund Index(3)             -41.38%       -3.46%          -4.91%
-----------------------------------------------------------------------------------------------------------------------

(1) Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on November 28, 1995.

(2) The Standard and Poor's 500 Index (S&P 500 (Registered Trademark) Index) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Science and Technology Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science and Technology Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                     CLASS A      CLASS B      CLASS C     CLASS D
------------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)     None         None        None
------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)      5.00%(3)    1.00%(4)     None
------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
  Management fee                                        0.75%       0.75%       0.75%        0.75%
------------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                 0.15%       1.00%       1.00%        None
------------------------------------------------------------------------------------------------------------
  Other expenses                                        0.65%       0.65%       0.65%        0.65%
------------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                  1.55%       2.40%       2.40%        1.40%
------------------------------------------------------------------------------------------------------------

(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidear]

[sidebar]
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2003.
[end sidebar]

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                 IF YOU SOLD YOUR SHARES:                               IF YOU HELD YOUR SHARES:
-----------------------------------------------------------   --------------------------------------------
               1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------   --------------------------------------------
  Class A       $674      $  989      $1,325       $2,274       $674        $989      $1,325      $2,274
-----------------------------------------------------------   --------------------------------------------
  Class B       $743      $1,048      $1,480       $2,736       $243        $748      $1,280      $2,736
-----------------------------------------------------------   --------------------------------------------
  Class C       $343      $  748      $1,280       $2,736       $243        $748      $1,280      $2,736
-----------------------------------------------------------   --------------------------------------------
  Class D       $143      $  443      $  766       $1,680       $143        $443      $  766      $1,680
-----------------------------------------------------------   --------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Fixed-Income Securities. The Fund may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. Most fixed-income securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of April 30, 2003.
[end sidebar]

The Fund's portfolio is managed within the Sector Funds Equity/Information Team. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets.

Shareholder Information

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------------------------
                                                  MINIMUM INVESTMENT
                                          -------------------------------------
INVESTMENT OPTIONS                          INITIAL        ADDITIONAL
-------------------------------------------------------------------------------
  Regular Accounts                          $ 1,000          $ 100
-------------------------------------------------------------------------------
  Individual Retirement Accounts            $ 1,000          $ 100
-------------------------------------------------------------------------------
  Coverdell Education Savings Account       $   500          $ 100
-------------------------------------------------------------------------------
  EasyInvest(SM)                            $   100*         $ 100*
  (Automatically from your
  checking or savings account
  or Money Market Fund)
-------------------------------------------------------------------------------

*     Provided your schedule of investments totals $1,000 in twelve months.

[sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Information Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]  Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
----------------------------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
----------------------------------------------------------------------------------------------------------------
By Letter        You can also sell your shares by writing a "letter of instruction" that includes:
                   o  your account number;
[GRAPHIC OMITTED]  o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                 --------------------------------------------------------------------------------------------------
                 If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
----------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or
[GRAPHIC OMITTED]annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                 section of this Prospectus.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley
    Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, income received in the form of ordinary income dividends will not be considered long-term capital gains for other federal income tax purposes, including the calculation of net capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Funds.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                           MAXIMUM
CLASS     SALES CHARGE                                                                 ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                             0.25%
-------------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years          1.00%
-------------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                   1.00%
-------------------------------------------------------------------------------------------------------------------
  D       None                                                                              None
-------------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                          FRONT-END SALES CHARGE
                             --------------------------------------------------
                                 PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION        OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------
  Less than $25,000                   5.25%                  5.54%
-------------------------------------------------------------------------------
  $25,000 but less than $50,000       4.75%                  4.99%
-------------------------------------------------------------------------------
  $50,000 but less than $100,000      4.00%                  4.17%
-------------------------------------------------------------------------------
  $100,000 but less than $250,000     3.00%                  3.09%
-------------------------------------------------------------------------------
  $250,000 but less than $500,000     2.50%                  2.56%
-------------------------------------------------------------------------------
  $500,000 but less than $1 million   2.00%                  2.04%
-------------------------------------------------------------------------------
  $1 million and over                 0.00%                  0.00%
-------------------------------------------------------------------------------

[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[end sidebar]

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                      CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE       OF AMOUNT REDEEMED
-------------------------------------------------------------
  First                                       5.0%
-------------------------------------------------------------
  Second                                      4.0%
-------------------------------------------------------------
  Third                                       3.0%
-------------------------------------------------------------
  Fourth                                      2.0%
-------------------------------------------------------------
  Fifth                                       2.0%
-------------------------------------------------------------
  Sixth                                       1.0%
-------------------------------------------------------------
  Seventh and thereafter                     None
-------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions":
   (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2);
   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A.

Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds;

and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

-------------------------------------------------------------------------------------------------------------------------------
Class A Shares
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                     --------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $11.29         $14.69           $41.20          $19.23        $14.02
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.05)         0.00             (0.08)          (0.27)        (0.11)
   Net realized and unrealized gain (loss)               (4.56)        (3.40)           (21.28)          26.41          7.04
                                                        ------         -----            ------          ------        ------
 Total income (loss) from investment operations          (4.61)        (3.40)           (21.36)          26.14          6.93
-------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                        --            --             (5.14)          (4.17)        (1.72)
   Paid-in-capital                                          --            --             (0.01)             --            --
                                                        ------         -----             -----          ------         -----
 Total distributions                                        --            --             (5.15)          (4.17)        (1.72)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 6.68        $11.29            $14.69          $41.20        $19.23
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (40.83)%     (23.15)%           (58.71)%        155.88 %       54.33%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.55%        1.32%              1.07%           1.13%         1.24%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (0.60)%       0.00 %            (0.26)%         (0.82)%       (0.74)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $20,434      $36,129           $ 48,873        $128,325         $5,253
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    92%         144%               213%            282%           419%
-------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class B Shares
------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------------------------------
                                                       2003          2002           2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $10.84        $14.22          $40.37          $18.99        $13.94
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                            (0.11)        (0.10)          (0.29)          (0.37)        (0.22)
   Net realized and unrealized gain (loss)             (4.37)        (3.28)         (20.71)          25.92          6.99
                                                      ------        ------          ------          ------        ------
 Total income (loss) from investment operations        (4.48)        (3.38)         (21.00)          25.55          6.77
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net realized gain                                      --            --           (5.14)          (4.17)        (1.72)
   Paid-in-capital                                        --            --           (0.01)             --            --
                                                      ------        ------          ------          ------         -----
 Total distributions                                      --            --           (5.15)          (4.17)        (1.72)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $6.36        $10.84          $14.22          $40.37        $18.99
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (41.38)%      (23.70)%        (59.07)%        154.62%        53.44%
------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               2.40%         2.10%           1.84%           1.58%         1.95%
------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                   (1.45)%       (0.78)%         (1.02)%         (1.27)%       (1.45)%
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $373,470      $911,276       $1,540,834      $3,799,844      $580,994
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  92%          144%            213%            282%           419%
------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class C Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                      -------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $10.84          $14.17          $40.26          $18.98         $13.94
-------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss[+/+]                              (0.11)          (0.07)          (0.30)          (0.49)         (0.24)
   Net realized and unrealized gain (loss)               (4.37)          (3.26)         (20.64)          25.94           7.00
                                                        ------          ------        --------        --------          -----
 Total income (loss) from investment operations          (4.48)          (3.33)         (20.94)          25.45           6.76
-------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                        --              --           (5.14)          (4.17)         (1.72)
   Paid-in-capital                                          --              --           (0.01)             --             --
                                                        ------          ------          ------          ------          -----
 Total distributions                                        --              --           (5.15)          (4.17)         (1.72)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $6.36          $10.84          $14.17        $  40.26         $18.98
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (41.33)%        (23.50)%        (59.08)%        154.10%         53.36%
-------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
-------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 2.40%           1.88%           1.89%           1.89%          2.01%
-------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                     (1.45)%         (0.56)%         (1.07)%         (1.58)%        (1.51)%
-------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands              $ 23,150        $ 52,145         $87,942        $205,073        $11,890
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    92%            144%            213%            282%           419%
-------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

Class D Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEAR ENDED MARCH 31,
                                                      --------------------------------------------------------------------------
                                                         2003            2002            2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                   $11.45          $14.86          $41.57          $19.33         $14.03
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[+/+]                     (0.04)           0.02           (0.01)          (0.18)         (0.08)
   Net realized and unrealized gain (loss)               (4.63)          (3.43)         (21.55)          26.59           7.10
                                                        ------          ------         -------          ------        -------
 Total income (loss) from investment operations          (4.67)          (3.41)         (21.56)          26.41           7.02
--------------------------------------------------------------------------------------------------------------------------------
 Less distributions from:
   Net realized gain                                        --              --           (5.14)          (4.17)         (1.72)
   Paid-in-capital                                          --              --           (0.01)             --             --
                                                        ------          ------          ------          ------          -----
 Total distributions                                        --              --           (5.15)          (4.17)         (1.72)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                         $ 6.78          $11.45          $14.86          $41.57         $19.33
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          (40.79)%        (22.95)%        (58.66)%        156.56%         54.96%
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                 1.40%           1.10%           0.89%           0.89%          1.01%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                            (0.45)%          0.22%          (0.07)%         (0.58)%        (0.51)%
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands               $ 5,337         $27,603         $21,638         $17,994         $2,440
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    92%            144%            213%            282%           419%
--------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

 + Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

  Morgan Stanley Funds
--------------------------------------------------------------------------------

 O GLOBAL/INTERNATIONAL FUNDS

   European Growth Fund

   Fund of Funds - International Portfolio

   Global Advantage Fund

   Global Dividend Growth Securities

   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund

 O GROWTH FUNDS

   21st Century Trend Fund

   Aggressive Equity Fund

   All Star Growth Fund

   American Opportunities Fund

   Capital Opportunities Trust

   Developing Growth Securities Trust

   Growth Fund

   KLD Social Index Fund

   Market Leader Trust

   Nasdaq-100 Index Fund

   New Discoveries Fund

   Next Generation Trust

   Small-Mid Special Value Fund

   Special Growth Fund

   Special Value Fund

   Tax-Managed Growth Fund

 O GROWTH + INCOME FUNDS

   Allocator Fund

   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio

   Fundamental Value Fund

   Income Builder Fund

   Mid-Cap Value Fund

   S&P 500 Index Fund

   Strategist Fund

   Total Market Index Fund

   Total Return Trust

   Value Fund

   Value-Added Market Series--
    Equity Portfolio

 O INCOME FUNDS

   Federal Securities Trust

   Flexible Income Trust

   High Yield Securities

   Limited Duration Fund(NL)

   Limited Duration U.S. Treasury Trust

   Liquid Asset Fund (MM)

   Quality Income Trust

   U.S. Government Money Market Trust (MM)

   U.S. Government Securities Trust

 O SPECIALTY FUNDS

   Biotechnology Fund

   Financial Services Trust

   Global Utilities Fund

   Health Sciences Trust

   Information Fund

   Natural Resource Development Securities

   Real Estate Fund

   Technology Fund

   Utilities Fund

 O TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust (MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust (FSC)

   Limited Term Municipal Trust (NL)

   Multi-State Municipal Series Trust (FSC)

   New York Municipal Money Market Trust (MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:

  Class A:                              IFOAX
--------------------------------------------------
  Class B:                              IFOBX
--------------------------------------------------

  Class C:                              IFOCX
--------------------------------------------------
  Class D:                              IFODX
--------------------------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8916) CLF # 37929PRO


[MORGAN STANLEY LOGO OMITTED]

       Morgan Stanley Information
       Fund


             A mutual fund that seeks long-term capital appreciation

[GRAPHIC OMITTED]



                                                         Prospectus May 30, 2003

Morgan Stanley Information Fund
LETTER TO THE SHAREHOLDERS [|] MARCH 31, 2003


Dear Shareholder:

The 12-month period ended March 31, 2003, remained a volatile environment for growth investing. Following a broad-based decline during the third quarter of 2002, the markets, led by technology stocks, rebounded during the fourth quarter. Most of the market strength occurred in October and November, led by semiconductors, software and telecommunications. The market seemed to react favorably to several factors, including increasingly positive third-quarter earnings announcements, a Federal Reserve decision to cut short-term interest rates by 50 basis points, as well as midterm election results in which the Republican party increased its House majority and gained control of the Senate. However, stocks gave back some of their gains during December and January amid escalating geopolitical uncertainty with respect to Iraq and North Korea. Concerns remained about the psychology of the consumer, especially in light of unemployment levels, which hit an eight-year high of 6 percent. In addition, energy prices rose sharply, triggered by increased tensions with Iraq and an oil workers' strike in Venezuela.

The first quarter of 2003 began under a continued cloud of global uncertainty. Once it became clear that diplomacy would not resolve the Iraq situation and war was imminent, the market rallied as many sidelined investors decided to participate. From that point on, day-to-day market volatility appeared highly correlated to the latest war report. Consumer sentiment, as measured by the University of Michigan, improved during February and March, but remains historically low. Mortgage refinancing applications averaged roughly 8,800 over the last three weeks of the quarter, exceeding the prior record level of 6,800 reached last October.

The information technology sector faced strong headwinds during the period under review, including continued anemic information technology spending by corporations, ongoing deflation due to secular outsourcing and the uncertain outcome of the Iraqi conflict. Despite the negative year-on-year growth during this time, the information technology sector was the best-performing one during the final three months of the period. Media, semiconductor equipment and Internet-related sectors led the charge as investors bid up share prices in anticipation of a postwar cyclical recovery.


Performance and Portfolio Strategy

For the 12-month period ended March 31, 2003, Morgan Stanley Information Fund's Class A, B, C and D shares posted total returns of -40.83 percent, -41.38 percent, -41.33 percent and -40.79 percent, respectively. For the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.76 percent and the Lipper Science and Technology Index returned -37.06 percent. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results.

Morgan Stanley Information Fund
LETTER TO THE SHAREHOLDERS [|] MARCH 31, 2003 continued


The Fund's focus on the information technology sector continued to hurt performance. For reference, the Pacific Stock Exchange High Technology Index returned -33.39 percent. The Fund's performance was also hindered by its positions in the economically sensitive semiconductor and software industries. Microsoft, the Fund's largest individual holding during the period, was one of the software sector's weaker performers during the period under review.

The Fund continues to invest in companies that are best positioned to capitalize on the growth of various sectors within the communications and information industries. Attributes used to choose investments include the companies having proven management, an established market presence, leading edge technology in place, demonstrable customer demand and strategic relationships or alliances.

As of March 31, 2003, the Fund's largest holdings included Microsoft, Sungard Data Systems, Intel, Affiliated Computer Services and Anteon International.


Looking Ahead

As the cloud of uncertainty from the Iraqi war dissipates, we believe the technology sector could emerge from its troughing stage. Most market-leading technology corporations have significantly reduced their operating cost structures through head count and capital budget reductions. Sales growth typically follows an economic recovery, thereby resulting in a sharp earnings rebound, particularly for information technology firms with operating leverage. Corporate leaders should once again realize the productivity-enhancing benefits that come from technology investment, providing more services and products by using fewer resources. While the economic recovery may be a few quarters away, we look for information technology to regain its position as a leading growth sector.

We appreciate your ongoing support of Morgan Stanley Information Fund and look forward to continuing to serve your investment needs.


Very truly yours,



/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
-------------------------------          -----------------------------
Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

Morgan Stanley Information Fund
ANNUAL HOUSEHOLDING NOTICE [|] MARCH 31, 2003


To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Information Fund
FUND PERFORMANCE [|] MARCH 31, 2003


[GRAPHIC OMITTED]

GROWTH OF $10,000--CLASS B

      Date                  Total         S&P 500            Lipper
-------------------         -----         -------            ------
November 28, 1995           10,000        10,000             10,000
December 31, 1995           10,227        10,187              9,668
March 31, 1996              10,677        10,734              9,576
June 30, 1996               11,448        11,215             10,037
September 30, 1996          10,948        11,562             10,689
December 31, 1996           10,207        12,525             11,305
March 31, 1997               8,936        12,861             10,231
June 30, 1997               10,768        15,105             12,060
September 30, 1997          12,068        16,237             14,424
December 31, 1997           11,818        16,703             12,190
March 31, 1998              13,950        19,034             13,996
June 30, 1998               14,660        19,662             14,319
September 30, 1998          13,194        17,706             12,882
December 31, 1998           18,293        21,476             17,912
March 31, 1999              21,404        22,546             19,967
June 30, 1999               26,072        24,135             22,811
September 30, 1999          27,943        22,628             24,385
December 31, 1999           44,995        25,995             38,318
March 31, 2000              54,499        26,591             46,665
June 30, 2000               50,908        25,884             41,737
September 30, 2000          50,076        25,631             40,859
December 31, 2000           33,667        23,625             26,718
March 31, 2001              22,308        20,825             18,570
June 30, 2001               22,528        22,044             20,811
September 30, 2001          14,245        18,808             13,158
December 31, 2001           18,606        20,820             17,440
March 31, 2002              17,022        20,879             16,199
June 30, 2002               11,954        18,082             11,743
September 30, 2002           8,927        14,958              8,817
December 31, 2002           10,417        16,221             10,223
March 31, 2003               9,978(3)     15,710             10,196

                 --Fund        --S&P 500(4)        --Lipper(5)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.


           Average Annual Total Returns - Period Ended March 31, 2003
--------------------------------------------------------------------------------


                          Class A Shares*
-------------------------------------------------------------------
1 Year                              (40.83)%(1)        (43.94)%(2)
5 Years                              (5.81)%(1)         (6.82)%(2)
Since Inception (7/28/97)            (1.66)%(1)         (2.59)%(2)


                          Class B Shares**
-------------------------------------------------------------------
1 Year                              (41.38)%(1)        (44.31)%(2)
5 Years                              (6.48)%(1)         (6.72)%(2)
Since Inception (11/28/95)           (0.03)%(1)         (0.03)%(2)


                          Class C Shares+
-------------------------------------------------------------------
1 Year                              (41.33)%(1)        (41.92)%(2)
5 Years                              (6.47)%(1)         (6.47)%(2)
Since Inception (7/28/97)            (2.37)%(1)         (2.37)%(2)


                          Class D Shares++
---------------------------------------------------------------------
1 Year                              (40.79)%(1)
5 Years                              (5.60)%(1)
Since Inception (7/28/97)            (1.45)%(1)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on March 31, 2003.

(4) The Standard & Poor's 500 Index (S&P 500(R)) is broad-based index, the peformance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Science and Technology Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science and Technology Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

 *   The maximum front-end sales charge for Class A is 5.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

 + The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.

++   Class D has no sales charge.

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS [|] MARCH 31, 2003

 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------------
                       Common Stocks and Warrants (90.1%)
                       Advertising/Marketing
                         Services (0.8%)
  125,000              Getty Images, Inc.* ..............   $  3,432,500
                                                            ------------
                       Aerospace & Defense (1.4%)
  125,000              Lockheed Martin Corp. ............      5,943,750
                                                            ------------
                       Biotechnology (0.3%)
   50,000              Celgene Corp.* ...................      1,304,000
                                                            ------------
                       Broadcasting (0.7%)
  200,000              Cumulus Media, Inc. (Class A)* ...      2,912,000
                                                            ------------
                       Cable/Satellite TV (1.5%)
  200,000              Cox Communications, Inc.
                         (Class A)* .....................      6,222,000
                                                            ------------
                       Computer Communications (4.8%)
  170,000              3Com Corp.* ......................        838,100
  100,000              Brocade Communications
                         Systems, Inc.* .................        488,000
1,000,000              Cisco Systems, Inc.* .............     12,900,000
  200,000              Emulex Corp.* ....................      3,830,000
   50,000              Juniper Networks, Inc.* ..........        408,500
  100,000              NetScreen Technologies, Inc.* ....      1,678,000
                                                            ------------
                                                              20,142,600
                                                            ------------
                       Computer Peripherals (1.1%)
  100,000              EMC Corp.* .......................        723,000
  350,000              Network Appliance, Inc.* .........      3,916,500
                                                            ------------
                                                               4,639,500
                                                            ------------
                       Computer Processing
                         Hardware (5.4%)
  400,000              Dell Computer Corp.* .............     10,924,000
  770,000              Hewlett-Packard Co. ..............     11,973,500
                                                            ------------
                                                              22,897,500
                                                            ------------
                       Data Processing Services (4.2%)
  400,000              Affiliated Computer Services,
                         Inc. (Class A)* ................     17,704,000
                                                            ------------
                       Electronic Components (1.0%)
  150,000              Flextronics International, Ltd.
                         (Singapore)* ...................      1,308,000
   75,000              Qlogic Corp.* ....................      2,785,500
                                                            ------------
                                                               4,093,500
                                                            ------------


 NUMBER OF
  SHARES                                                       VALUE
--------------------------------------------------------------------------------
                       Electronic Equipment/
                         Instruments (1.3%)
  125,000              Nam Tai Electronics, Ins.
                         (Hong Kong) ....................   $  3,145,000
  900,000              Toshiba Corp. (Japan)* ...........      2,387,288
                                                            ------------
                                                               5,532,288
                                                            ------------
                       Electronic Production
                         Equipment (2.3%)
  202,000              Applied Materials, Inc.* .........      2,541,160
  204,000              KLA-Tencor Corp.* ................      7,332,167
                                                            ------------
                                                               9,873,327
                                                            ------------
                       Electronics/Appliances (0.4%)
   50,000              Sony Corp. (Japan) ...............      1,779,661
                                                            ------------
                       Financial Publishing/
                         Services (5.0%)
1,000,000              SunGard Data Systems Inc.*........     21,300,000
                                                            ------------
                       Information Technology
                         Services (9.2%)
  300,000              Accenture Ltd. (Bermuda)* ........      4,650,000
  750,000              Anteon International Corp.* ......     16,837,500
  100,000              Computer Sciences Corp.* .........      3,255,000
  200,000              Documentum, Inc.* ................      2,624,000
  100,000              PeopleSoft, Inc.* ................      1,530,000
  150,000              SRA International, Inc. (Class A)*      3,555,000
  137,000              Unisys Corp.* ....................      1,268,620
  250,000              Veridian Corp.* ..................      4,975,000
                                                            ------------
                                                              38,695,120
                                                            ------------
                       Internet Retail (0.3%)
   50,000              Amazon.com, Inc.* ................      1,301,500
                                                            ------------
                       Internet Software/Services (1.8%)
  700,000              BEA Systems, Inc.* ...............      7,133,000
      327              Microstrategy Inc.
                         (Warrants)* ....................             20
   40,000              SINA Corp. (Hong Kong)* ..........        320,400
                                                            ------------
                                                               7,453,420
                                                            ------------
                       Major Telecommunications (1.7%)
  400,000              China Telecom Corp., Ltd.
                         (ADR) (China) ..................      7,180,000
                                                            ------------
                       Packaged Software (21.7%)
  200,000              Autodesk, Inc. ...................      3,052,000

                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS [|] MARCH 31, 2003 continued


 NUMBER OF
  SHARES                                                        VALUE
--------------------------------------------------------------------------------
   50,000              Cognos, Inc. (Canada)* ...........   $  1,136,050
  250,000              Mercury Interactive Corp.* .......      7,420,000
  280,000              Micromuse Inc.* ..................      1,456,000
1,870,000              Microsoft Corp. ..................     45,272,700
  150,000              NetIQ Corp.* .....................      1,674,000
  850,000              Network Associates, Inc.* ........     11,738,500
  650,000              Oracle Corp.* ....................      7,051,850
  290,000              Red Hat, Inc.* ...................      1,574,700
  200,000              SAP AG (ADR) (Germany) ...........      3,792,000
  100,000              Symantec Corp.* ..................      3,918,000
  200,000              VERITAS Software Corp.* ..........      3,516,000
                                                            ------------
                                                              91,601,800
                                                            ------------
                       Recreational Products (1.2%)
   85,000              Electronic Arts Inc.* ............      4,984,400
                                                            ------------
                       Semiconductors (15.7%)
  160,000              Broadcom Corp. (Class A)* ........      1,976,000
1,154,000              Intel Corp. ......................     18,787,120
  231,000              Linear Technology Corp. ..........      7,130,970
  208,000              Marvell Technology Group Ltd.
                         (Bermuda)* .....................      4,407,520
  150,000              Maxim Integrated Products,
                         Inc. ...........................      5,418,000
  400,000              Microchip Technology Inc. ........      7,960,000
  134,000              Micron Technology, Inc.* .........      1,090,760
  519,000              RF Micro Devices, Inc.* ..........      3,129,051
  100,000              Silicon Laboratories Inc.* .......      2,615,000
   80,000              STMicroelectronics N.V.
                         (Netherlands) ..................      1,512,000
  200,000              Taiwan Semiconductor
                         Manufacturing Co. Ltd.
                         (ADR) (Taiwan)* ................      1,368,000
  462,000              Xilinx, Inc.* ....................     10,815,420
                                                            ------------
                                                              66,209,841
                                                            ------------
                       Telecommunication Equipment (6.4%)
  150,000              Advanced Fibre
                         Communications, Inc.* ..........      2,271,000
  100,000              CIENA Corp.* .....................        437,000
  125,000              Nokia Corp. (ADR) (Finland) ......      1,751,250
  300,000              QUALCOMM Inc.* ...................     10,818,000
  600,000              UTStarcom, Inc.* .................     11,994,000
                                                            ------------
                                                              27,271,250
                                                            ------------

NUMBER OF
 SHARES                                                         VALUE
--------------------------------------------------------------------------------
                       Wireless Telecommunications (1.9%)
1,200,000              AT&T Wireless Services Inc.*......   $  7,920,000
                                                            ------------
                       Total Common Stocks and Warrants
                       (Cost $417,925,249)...............    380,393,957
                                                            ------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------
                       Convertible Bonds (5.4%)
                       Electronic Components (0.8%)
$  7,000               Celestica, Inc. (Canada)
                         0.00% due 08/01/20 ........           3,465,000
                                                            ------------
                       Internet Software/Services (0.0%)
       1               MicroStrategy Inc.
                         7.50% due 06/24/07 ........                  83
                                                            ------------
                       Packaged Software (3.9%)
   6,135               i2 Technologies, Inc.
                         5.25% due 12/15/06 ........           4,041,431
  13,125               Mercury Interactive Corp.
                         4.75% due 07/01/07 ........          12,321,094
                                                            ------------
                                                              16,362,525
                                                            ------------
                       Semiconductors (0.7%)
   1,400               ASM Lithography Holding N.V.
                         - 144A** (Netherlands)
                         4.25% due 11/30/04 ........           1,282,820
   2,000               ASM Lithography Holding N.V.
                         (Netherlands)
                         4.25% due 11/30/04 ........           1,840,000
                                                            ------------
                                                               3,122,820
                                                            ------------
                       Total Convertible Bonds
                       (Cost $21,921,348)...........          22,950,428
                                                            ------------



                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS [|] MARCH 31, 2003 continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                         VALUE
--------------------------------------------------------------
              Short-Term Investment (3.0%)
              Repurchase Agreement
$12,856       Joint repurchase agreement
               account 1.36% due
               04/01/03 (dated
               03/31/03; proceeds
               $12,856,486) (a) (Cost
               $12,856,000) ............        $ 12,856,000
                                                ------------
Total Investments
(Cost $452,702,597) (b).........    98.5%        416,200,385
Other Assets in Excess of
Liabilities ....................     1.5           6,191,001
                                   -----        ------------
Net Assets .....................   100.0%       $422,391,386
                                   =====        ============

------------------
ADR   American Depository Receipt.

 *    Non-income producing security.

**    Resale is restricted to qualified institutional investors.

(a)   Collateralized by federal agency and U.S. Treasury obligations.

(b) The aggregate cost for federal income tax purposes is $482,203,161. The aggregate gross unrealized appreciation is $19,933,299 and the aggregate gross unrealized depreciation is $85,936,075, resulting in net unrealized depreciation of $66,002,776.


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2003



Assets:
Investments in securities, at value
 (cost $452,702,597)...............................................    $   416,200,385
Receivable for:
  Investments sold ................................................          7,302,742
  Interest ........................................................            298,811
  Shares of beneficial interest sold ..............................            202,045
  Dividends .......................................................            141,468
Prepaid expenses and other assets .................................            124,605
                                                                       ---------------
  Total Assets ....................................................        424,270,056
                                                                       ---------------
Liabilities:
Payable for:
  Investments purchased ...........................................            630,000
  Shares of beneficial interest redeemed ..........................            495,718
  Distribution fee ................................................            351,029
  Investment management fee .......................................            277,505
Accrued expenses and other payables ...............................            124,418
Contingencies (Note 8) ............................................               --
                                                                       ---------------
  Total Liabilities ...............................................          1,878,670
                                                                       ---------------
  Net Assets ......................................................    $   422,391,386
                                                                       ===============
Composition of Net Assets:
Paid-in-capital ...................................................    $ 2,698,530,130
Net unrealized depreciation .......................................        (36,501,771)
Accumulated undistributed net investment income ...................          1,263,626
Accumulated net realized loss .....................................     (2,240,900,599)
                                                                       ---------------
  Net Assets ......................................................    $   422,391,386
                                                                       ===============
Class A Shares:
Net Assets ........................................................        $20,433,705
Shares Outstanding (unlimited authorized, $.01 par value)..........          3,060,381
  Net Assets Value Per Share ......................................              $6.68
                                                                                 =====
  Maximum Offering Price Per Share,
  (net asset value plus 5.54% of net asset value) .................              $7.05
                                                                                 =====
Class B Shares:
Net Assets ........................................................       $373,470,284
Shares Outstanding (unlimited authorized, $.01 par value)..........         58,747,978
  Net Assets Value Per Share ......................................              $6.36
                                                                                 =====
Class C Shares:
Net Assets ........................................................        $23,150,012
Shares Outstanding (unlimited authorized, $.01 par value) .........          3,642,467
  Net Assets Value Per Share ......................................              $6.36
                                                                                 =====
Class D Shares:
Net Assets ........................................................         $5,337,385
Shares Outstanding (unlimited authorized, $.01 par value)..........            787,530
  Net Assets Value Per Share ......................................              $6.78
                                                                                 =====

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended March 31, 2003


Net Investment Loss:
Income
Interest ..................................................    $   4,633,322
Dividends (net of $58,488 foreign withholding tax).........          906,296
                                                               -------------
  Total Income ............................................        5,539,618
                                                               -------------
Expenses
Distribution fee (Class A shares) .........................           35,067
Distribution fee (Class B shares) .........................        5,124,684
Distribution fee (Class C shares) .........................          302,510
Investment management fee .................................        4,327,134
Transfer agent fees and expenses ..........................        3,364,339
Shareholder reports and notices ...........................          175,945
Registration fees .........................................          141,640
Professional fees .........................................           62,829
Custodian fees ............................................           18,253
Trustees' fees and expenses ...............................           10,760
Other .....................................................            8,806
                                                               -------------
  Total Expenses ..........................................       13,571,967
                                                               -------------
  Net Investment Loss .....................................       (8,032,349)
                                                               -------------
Net Realized and Unrealized Gain (Loss):
Net realized loss .........................................     (428,851,595)
Net change in unrealized depreciation .....................       41,371,944
                                                               -------------
  Net Loss ................................................     (387,479,651)
                                                               -------------
Net Decrease ..............................................    $(395,512,000)
                                                               =============


                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets


                                                                                   FOR THE YEAR      FOR THE YEAR
                                                                                       ENDED            ENDED
                                                                                  MARCH 31, 2003    MARCH 31, 2002
                                                                                 ---------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss ............................................................  $   (8,032,349)  $   (9,717,726)
Net realized loss ..............................................................    (428,851,595)    (655,440,250)
Net change in unrealized depreciation ..........................................      41,371,944      290,691,465
                                                                                  --------------   --------------
  Net Decrease .................................................................    (395,512,000)    (374,466,511)
Net decrease from transactions in shares of beneficial interest ................    (209,250,137)    (297,667,074)
                                                                                  --------------   --------------
  Net Decrease .................................................................    (604,762,137)    (672,133,585)
Net Assets:
Beginning of period ............................................................   1,027,153,523    1,699,287,108
                                                                                  --------------   --------------
End of Period
(Including accumulated undistributed net investment income of $1,263,626 and
$2,655,245, respectively).......................................................  $  422,391,386   $1,027,153,523
                                                                                  ==============   ==============


                       See Notes to Financial Statements

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Information Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $3 billion; and 0.70% to the portion of daily net assets in excess of $3 billion.


3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $50,408,135 at March 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.15% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


shares of $4,997, $1,518,014 and $6,616, respectively and received $18,363 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2003 aggregated $517,926,964 and $715,855,758, respectively. Included in the aforementioned transactions are purchases and sales of $2,491,003 and $909,450, respectively, with other Morgan Stanley Funds, including a realized loss of $1,344,060.

For the year ended March 31, 2003, the Fund incurred brokerage commissions of $139,597 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At March 31, 2003, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $1,743,061.

At March 31, 2003, Morgan Stanley Fund of Funds - Domestic Portfolio, an affiliate of the Investment Manager and Distributor, held 271,012 Class D shares of beneficial interest of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $9,800.


5. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

As of March 31, 2003, the tax-basis components of accumulated loss were as follows:


Net accumulated earnings ...............................           --
Capital loss carryforward* .............................  $(2,121,867,815)
Post-October losses ....................................      (88,268,594)
Net unrealized depreciation ............................      (66,002,335)
                                                          ---------------
Total accumulated losses ...............................  $(2,276,138,744)
                                                          ===============

* As of March 31, 2003, the Fund had a net capital loss carryforward of $2,121,867,815 of which $253,526,632 will expire on March 31, 2009,
$1,275,591,838 will expire on March 31, 2010 and $592,749,345 will expire on
March 31, 2011 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


As of March 31, 2003, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales and book amortization of discounts on debt securities and permanent book/tax differences attributable to tax adjustments on debt securities sold by the Fund and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $9,692,366, accumulated undistributed net investment income was credited $6,640,730 and accumulated net realized loss was credited $3,051,636.


6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:


                                               FOR THE YEAR                       FOR THE YEAR
                                                  ENDED                              ENDED
                                              MARCH 31, 2003                     MARCH 31, 2002
                                    ---------------------------------- --------------------------------
                                         SHARES           AMOUNT             SHARES           AMOUNT
                                    --------------- ------------------  --------------- ---------------
CLASS A SHARES
Sold ..............................     1,406,685     $  10,481,031        2,330,642     $  27,527,191
Redeemed ..........................    (1,546,053)      (11,358,871)      (2,457,614)      (29,025,386)
                                       ----------     -------------       ----------     -------------
Net decrease - Class A ............      (139,368)         (877,840)        (126,972)       (1,498,195)
                                       ----------     -------------       ----------     -------------
CLASS B SHARES
Sold ..............................     3,167,122        23,583,416        7,558,512        98,608,543
Redeemed ..........................   (28,455,606)     (212,108,258)     (31,887,582)     (390,319,119)
                                      -----------     -------------      -----------     -------------
Net decrease - Class B ............   (25,288,484)     (188,524,842)     (24,329,070)     (291,710,576)
                                      -----------     -------------      -----------     -------------
CLASS C SHARES
Sold ..............................       424,496         3,102,414          693,354         8,781,334
Redeemed ..........................    (1,591,964)      (11,922,576)      (2,087,728)      (25,762,850)
                                      -----------     -------------      -----------     -------------
Net decrease - Class C ............    (1,167,468)       (8,820,162)      (1,394,374)      (16,981,516)
                                      -----------     -------------      -----------     -------------
CLASS D SHARES
Sold ..............................       755,644         5,958,248        2,356,937        30,174,502
Redeemed ..........................    (2,379,057)      (16,985,541)      (1,401,855)      (17,651,289)
                                      -----------     -------------      -----------     -------------
Net increase (decrease) - Class D .    (1,623,413)      (11,027,293)         955,082        12,523,213
                                      -----------     -------------      -----------     -------------
Net decrease in Fund ..............   (28,218,733)    $(209,250,137)     (24,895,334)    $(297,667,074)
                                      ===========     =============      ===========     =============

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS [|] MARCH 31, 2003 continued


7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 2003, there were no outstanding forward contracts.


8. Litigation

Beginning October 25, 2002, purported class action complaints were filed in the United States District Court for the Southern District of New York against Morgan Stanley, the Fund, Morgan Stanley Investment Advisors Inc., and certain subsidiaries of Morgan Stanley alleging violations of federal securities laws in connection with the underwriting and management of the Fund. Plaintiffs allege in these cases that Morgan Stanley analysts issued overly optimistic stock recommendations to obtain investment banking business, and that the desire to obtain investment banking business influenced decisions made by the Fund Manager.

The Fund and Morgan Stanley believe these lawsuits have no merit. The ultimate outcome of these matters is not presently determinable and no provision has been made in the Fund's financial statements for the effect, if any, of such matters.


9. Subsequent Event

On April 24, 2003, the Trustees of the Fund and Morgan Stanley Technology Fund ("Technology") approved a plan of reorganization whereby Technology would be merged into the Fund. The plan of reorganization is subject to the consent of Technology's shareholders at a special meeting scheduled to be held on September 17, 2003. If approved, the assets of the Fund would be combined with the assets of Technology and shareholders of Technology would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Technology.

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $11.29        $ 14.69       $ 41.20        $19.23        $14.02
                                                           ------        -------       -------        ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................    (0.05)          0.00         (0.08)        (0.27)        (0.11)
 Net realized and unrealized gain (loss) ...............    (4.56)         (3.40)       (21.28)        26.41          7.04
                                                           ------        -------       -------        ------        ------
Total income (loss) from investment operations .........    (4.61)         (3.40)       (21.36)        26.14          6.93
                                                           ------        -------       -------        ------        ------
Less distributions from:
 Net realized gain .....................................     --            --            (5.14)        (4.17)        (1.72)
 Paid-in-capital .......................................     --            --            (0.01)         --            -
                                                           ------        -------       -------        ------        ------
Total distributions ....................................     --            --            (5.15)        (4.17)        (1.72)
                                                           ------        -------       -------        ------        ------
Net asset value, end of period .........................   $ 6.68        $ 11.29       $ 14.69        $41.20        $19.23
                                                           ======        =======       =======        ======        ======
Total Return+ ..........................................   (40.83)%       (23.15)%      (58.71)%      155.88%         54.33%
Ratios to Average Net Assets(1):
Expenses ...............................................     1.55%          1.32%         1.07 %        1.13%          1.24%
Net investment loss ....................................    (0.60)%         0.00%        (0.26)%       (0.82)%        (0.74)%
Supplemental Data:
Net assets, end of period, in thousands ................  $20,434        $36,129       $48,873      $128,325         $5,253
Portfolio turnover rate ................................       92%           144%          213%          282%           419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued


                                                                             FOR THE YEAR ENDED MARCH 31,
                                                       -----------------------------------------------------------------------
                                                            2003          2002          2001            2000           1999
                                                       ------------- ------------- ------------- --------------- -------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period .................      $10.84        $14.22        $40.37        $18.99        $13.94
                                                            ------        ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment loss[+/+] ............................       (0.11)        (0.10)        (0.29)        (0.37)        (0.22)
 Net realized and unrealized gain (loss) .............       (4.37)        (3.28)       (20.71)        25.92          6.99
                                                            ------        ------        ------        ------        ------
Total income (loss) from investment operations .......       (4.48)        (3.38)       (21.00)        25.55          6.77
                                                            ------        ------        ------        ------        ------
Less distributions from:
 Net realized gain ...................................        --            --           (5.14)        (4.17)        (1.72)
 Paid-in-capital .....................................        --            --           (0.01)         --            --
                                                            ------        ------        ------        ------        ------
Total distributions ..................................        --            --           (5.15)        (4.17)        (1.72)
                                                            ------        ------        ------        ------        ------
Net asset value, end of period .......................      $ 6.36        $10.84        $14.22        $40.37        $18.99
                                                            ======        ======        ======        ======        ======
Total Return+ ........................................      (41.38)%      (23.70)%      (59.07)%      154.62%        53.44%
Ratios to Average Net Assets(1):
Expenses .............................................        2.40%         2.10%         1.84%         1.58%         1.95%
Net investment loss ..................................       (1.45)%       (0.78)%       (1.02)%       (1.27)%       (1.45)%
Supplemental Data:
Net assets, end of period, in thousands ..............    $373,470      $911,276    $1,540,834    $3,799,844      $580,994
Portfolio turnover rate ..............................          92%          144 %         213%          282%          419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $10.84         $14.17       $ 40.26         $18.98      $13.94
                                                            ------         ------       -------         ------      ------
Income (loss) from investment operations:
 Net investment loss[+/+] ..............................     (0.11)         (0.07)        (0.30)         (0.49)      (0.24)
 Net realized and unrealized gain (loss) ...............     (4.37)         (3.26)       (20.64)         25.94        7.00
                                                            ------         ------       -------        -------      ------
Total income (loss) from investment operations .........     (4.48)         (3.33)       (20.94)         25.45        6.76
                                                            ------         ------       -------        -------      ------
Less distributions from:
 Net realized gain .....................................       --            --           (5.14)         (4.17)      (1.72)
 Paid-in-capital .......................................       --            --           (0.01)          --          --
                                                            ------         ------       -------        -------     -------
Total distributions ....................................       --            --           (5.15)         (4.17)      (1.72)
                                                            ------         ------       -------        -------     -------
Net asset value, end of period .........................    $ 6.36         $10.84       $ 14.17        $ 40.26     $ 18.98
                                                            ======         ======       =======        =======     =======
Total Return+ ..........................................    (41.33)%       (23.50)%      (59.08)%       154.10%      53.36%
Ratios to Average Net Assets(1):
Expenses ...............................................      2.40%          1.88%         1.89%          1.89%       2.01%
Net investment loss ....................................     (1.45)%        (0.56)%       (1.07)%        (1.58)%     (1.51)%
Supplemental Data:
Net assets, end of period, in thousands ................   $23,150        $52,145       $87,942       $205,073     $11,890
Portfolio turnover rate ................................        92%           144%          213%           282%         419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued


                                                                            FOR THE YEAR ENDED MARCH 31,
                                                         -------------------------------------------------------------------
                                                              2003          2002          2001          2000         1999
                                                         ------------- ------------- ------------- ------------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $11.45         $14.86       $ 41.57        $19.33       $14.03
                                                            ------         ------       -------        ------       ------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................     (0.04)          0.02         (0.01)        (0.18)       (0.08)
 Net realized and unrealized gain (loss) ...............     (4.63)         (3.43)       (21.55)        26.59         7.10
                                                            ------         ------       -------        ------       ------
Total income (loss) from investment operations .........     (4.67)         (3.41)       (21.56)        26.41         7.02
                                                            ------         ------       -------        ------       ------
Less distributions from:
 Net realized gain .....................................      --             --           (5.14)        (4.17)       (1.72)
 Paid-in-capital .......................................      --             --           (0.01)         --           --
                                                            ------         ------       -------        ------       ------
Total distributions ....................................      --             --           (5.15)        (4.17)       (1.72)
                                                            ------         ------       -------        ------       ------
Net asset value, end of period .........................    $ 6.78         $11.45       $ 14.86        $41.57       $19.33
                                                            ======         ======       =======        ======       ======
Total Return+ .........................................     (40.79)%       (22.95)%      (58.66)%      156.56%       54.96%
Ratios to Average Net Assets(1):
Expenses ...............................................      1.40%          1.10%         0.89%         0.89%        1.01%
Net investment income (loss) ...........................     (0.45)%         0.22%        (0.07)%       (0.58)%      (0.51)%
Supplemental Data:
Net assets, end of period, in thousands ................    $5,337        $27,603       $21,638       $17,994       $2,440
Portfolio turnover rate ................................        92%           144%          213%          282%         419%

------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

  + Calculated based on the net asset value as of the last business day of the period.

 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Information Fund:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Information Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Information Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 9, 2003

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION


Independent Trustees:

                                                         Term of
                                                       Office and
                                       Position(s)      Length of
       Name, Age and Address of         Held with         Time
         Independent Trustee            Registrant       Served*           Principal Occupation(s) During Past 5 Years
------------------------------------- ------------- ----------------    ------------------------------------------------
Michael Bozic (62)                    Trustee       Since               Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        April 1994          Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                     formerly Vice Chairman of Kmart Corporation
1675 Broadway                                                           (December 1998-October 2000), Chairman and
New York, NY                                                            Chief Executive Officer of Levitz Furniture
                                                                        Corporation (November 1995-November 1998)
                                                                        and President and Chief Executive Officer of
                                                                        Hills Department Stores (May 1991-July 1995);
                                                                        formerly variously Chairman, Chief Executive
                                                                        Officer, President and Chief Operating Officer
                                                                        (1987-1991) of the Sears Merchandise Group
                                                                        of Sears, Roebuck & Co.

Edwin J. Garn (70)                    Trustee       Since               Director or Trustee of the Morgan Stanley
c/o Summit Ventures LLC                             January 1993        Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                                           United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                                      and Chairman, Senate Banking Committee
Salt Lake City, UT                                                      (1980-1986); formerly Mayor of Salt Lake City,
                                                                        Utah (1971-1974), Astronaut, Space Shuttle
                                                                        Discovery (April 12-19, 1985) and Vice
                                                                        Chairman, Huntsman Corporation (chemical
                                                                        company); member of the Utah Regional
                                                                        Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Trustee       Since               Retired; Director or Trustee of the Morgan
c/o Mayer, Brown, Rowe & Maw                        September 1997      Stanley Funds and TCW/DW Term Trust 2003;
Counsel to the Independent Trustees                                     formerly associated with the Allstate
1675 Broadway                                                           Companies (1966-1994), most recently as
New York, NY                                                            Chairman of The Allstate Corporation
                                                                        (March 1993-December 1994) and Chairman
                                                                        and Chief Executive Officer of its wholly-owned
                                                                        subsidiary, Allstate Insurance Company
                                                                        (July 1989-December 1994).


                                             Number of
                                           Portfolios in
                                               Fund
                                              Complex
       Name, Age and Address of              Overseen
         Independent Trustee                by Trustee**              Other Directorships Held by Trustee
-------------------------------------      --------------      ------------------------------------------------
Michael Bozic (62)                           123               Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)                           123               Director of Franklin Covey (time management
c/o Summit Ventures LLC                                        systems), BMW Bank of North America, Inc.
1 Utah Center                                                  (industrial loan corporation), United Space
201 S. Main Street                                             Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                                             and the Boeing Company) and Nuskin Asia
                                                               Pacific (multilevel marketing); member of the
                                                               board of various civic and charitable
                                                               organizations.

Wayne E. Hedien (68)                         123               Director of The PMI Group Inc. (private
c/o Mayer, Brown, Rowe & Maw                                   mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                            Chairman of The Field Museum of Natural
1675 Broadway                                                  History; director of various other business and
New York, NY                                                   charitable organizations.

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION continued


                                                         Term of
                                                       Office and
                                         Position(s)    Length of
        Name, Age and Address of          Held with       Time
          Independent Trustee             Registrant     Served*         Principal Occupation(s) During Past 5 Years
--------------------------------------- ------------- ------------    -------------------------------------------------
Dr. Manuel H. Johnson (53)              Trustee       Since           Chairman of the Audit Committee and Director
c/o Johnson Smick International, Inc.                 July 1991       or Trustee of the Morgan Stanley Funds and
2099 Pennsylvania Avenue, N.W.                                        TCW/DW Term Trust 2003; Senior Partner,
Suite 950                                                             Johnson Smick International, Inc., a consulting
Washington, D.C.                                                      firm; Co-Chairman and a founder of the Group
                                                                      of Seven Council (G7C), an international
                                                                      economic commission; formerly Vice Chairman
                                                                      of the Board of Governors of the Federal
                                                                      Reserve System and Assistant Secretary of the
                                                                      U.S. Treasury.

Michael E. Nugent (66)                  Trustee       Since           Chairman of the Insurance Committee and
c/o Triumph Capital, L.P.                             July 1991       Director or Trustee of the Morgan Stanley
445 Park Avenue                                                       Funds and TCW/DW Term Trust 2003; director/
New York, NY                                                          trustee of various investment companies
                                                                      managed by Morgan Stanley Investment
                                                                      Management Inc. and Morgan Stanley
                                                                      Investments LP (since July 2001); General
                                                                      Partner, Triumph Capital, L.P., a private
                                                                      investment partnership; formerly Vice
                                                                      President, Bankers Trust Company and BT
                                                                      Capital Corporation (1984-1988).

                                              Number of
                                            Portfolios in
                                                Fund
                                               Complex
        Name, Age and Address of              Overseen
          Independent Trustee                by Trustee**            Other Directorships Held by Trustee
---------------------------------------     --------------     ----------------------------------------------
Dr. Manuel H. Johnson (53)                    123              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.                          Chairman and Trustee of the Financial
2099 Pennsylvania Avenue, N.W.                                 Accounting Foundation (oversight organization
Suite 950                                                      of the Financial Accounting Standards Board);
Washington, D.C.                                               Director of RBS Greenwich Capital Holdings
                                                               (financial holding company).

Michael E. Nugent (66)                        214              Director of various business organizations.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION continued


Interested Trustees:


                                                          Term of
                                                        Office and
                                     Position(s)         Length of
   Name, Age and Address of           Held with            Time
      Interested Trustee              Registrant          Served*            Principal Occupation(s) During Past 5 Years
------------------------------ ----------------------- ------------      ---------------------------------------------------
Charles A. Fiumefreddo (69)    Chairman of the Board   Since             Chairman and Director or Trustee of the
c/o Morgan Stanley Trust       and Trustee             July 1991         Morgan Stanley Funds and TCW/DW Term Trust
Harborside Financial Center,                                             2003; formerly Chairman, Chief Executive
Plaza Two,                                                               Officer and Director of the Investment Manager,
Jersey City, NJ                                                          the Distributor and Morgan Stanley Services,
                                                                         Executive Vice President and Director of
                                                                         Morgan Stanley DW, Chairman and Director of
                                                                         the Transfer Agent, and Director and/or officer
                                                                         of various Morgan Stanley subsidiaries (until
                                                                         June 1998) and Chief Executive Officer of the
                                                                         Morgan Stanley Funds and the TCW/DW Term
                                                                         Trusts (until September 2002).

James F. Higgins (54)          Trustee                 Since             Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust                               June 2000         Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,                                             June 2000); Senior Advisor of Morgan Stanley
Plaza Two,                                                               (since August 2000); Director of the Distributor
Jersey City, NJ                                                          and Dean Witter Realty Inc.; Director of AXA
                                                                         Financial, Inc. and The Equitable Life Assurance
                                                                         Society of the United States (financial services);
                                                                         previously President and Chief Operating
                                                                         Officer of the Private Client Group of Morgan
                                                                         Stanley (May 1999-August 2000), President
                                                                         and Chief Operating Officer of Individual
                                                                         Securities of Morgan Stanley
                                                                         (February 1997-May 1999).

Philip J. Purcell (59)         Trustee                 Since             Director or Trustee of the Morgan Stanley
1585 Broadway                                          April 1994        Funds and TCW/DW Term Trust 2003;
New York, NY                                                             Chairman of the Board of Directors and Chief
                                                                         Executive Officer of Morgan Stanley and
                                                                         Morgan Stanley DW; Director of the Distributor;
                                                                         Chairman of the Board of Directors and Chief
                                                                         Executive Officer of Novus Credit Services Inc.;
                                                                         Director and/or officer of various Morgan
                                                                         Stanley subsidiaries.


                                      Number of
                                    Portfolios in
                                        Fund
                                       Complex
   Name, Age and Address of           Overseen
      Interested Trustee             by Trustee**            Other Directorships Held by Trustee
------------------------------      --------------      --------------------------------------------
Charles A. Fiumefreddo (69)           123               None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)                 123               None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (59)                123               Director of American Airlines, Inc.
1585 Broadway                                           and its parent company, AMR Corporation.
New York, NY
Philip J. Purcell (59)
1585 Broadway
New York, NY

------------
 * Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Information Fund
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        Term of
                                                       Office and
                                   Position(s)         Length of
   Name, Age and Address of         Held with             Time
       Executive Officer            Registrant          Served*
------------------------------ ------------------- -----------------
Mitchell M. Merin (49)         President and       President since
1221 Avenue of the Americas    Chief Executive     May 1999 and
New York, NY                   Officer             Chief Executive
                                                   Officer since
                                                   September 2002

Barry Fink (48)                Vice President,     Since
1221 Avenue of the Americas    Secretary and       February 1997
New York, NY                   General Counsel

Joseph J. McAlinden (60)       Vice President      Since
1221 Avenue of the Americas                        July 1995
New York, NY

Ronald E. Robison (64)         Vice President      Since
1221 Avenue of the Americas                        October 1998
New York, NY

Thomas F. Caloia (57)          Treasurer           Since
c/o Morgan Stanley Trust                           April 1989
Harborside Financial Center,
Plaza Two
Jersey City, NJ

Francis Smith (37)             Vice President      Since
c/o Morgan Stanley Trust       and Chief           September 2002
Harborside Financial Center,   Financial Officer
Plaza Two,
Jersey City, NJ

   Name, Age and Address of
       Executive Officer                               Principal Occupation(s) During Past 5 Years
------------------------------ ------------------------------------------------------------------------------------------
Mitchell M. Merin (49)         President and Chief Operating Officer of Morgan Stanley Investment Management (since
1221 Avenue of the Americas    December 1998); President, Director (since April 1997) and Chief Executive Officer (since
New York, NY                   June 1998) of the Investment Manager and Morgan Stanley Services; Chairman, Chief
                               Executive Officer and Director of the Distributor (since June 1998); Chairman (since
                               June 1998) and Director (since January 1998) of the Transfer Agent; Director of various
                               Morgan Stanley subsidiaries; President (since May 1999) and Chief Executive Officer
                               (since September 2002) of the Morgan Stanley Funds and TCW/DW Term Trust 2003;
                               Trustee (since December 1999) and President and Chief Executive Officer (since October
                               2002) of the Van Kampen Open-End Funds and President and Chief Executive Officer
                               (since December 2002) of the Van Kampen Closed-End Funds; previously Chief Strategic
                               Officer of the Investment Manager and Morgan Stanley Services and Executive Vice
                               President of the Distributor (April 1997-June 1998), Vice President of the Morgan Stanley
                               Funds and the TCW/DW Term Trusts (May 1997-April 1999), and Executive Vice President
                               of Morgan Stanley.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director (since December 2000) of
1221 Avenue of the Americas    Morgan Stanley Investment Management; Managing Director (since December 2000), and
New York, NY                   Director (since July 1998) of the Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice President, Secretary and General Counsel
                               of the Morgan Stanley Funds and TCW/DW Term Trust 2003 (since February 1997);
                               Managing Director, Director and Secretary of the Distributor; previously, Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services
                               (February 1997 - December 2001).

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the Investment Manager, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Morgan Stanley Investments LP; Director of the
New York, NY                   Transfer Agent; Chief Investment Officer of the Van Kampen Funds.

Ronald E. Robison (64)         Managing Director, Chief Administrative Officer and Director (since February 1999) of the
1221 Avenue of the Americas    Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director
New York, NY                   of the Transfer Agent; previously Managing Director of the TCW Group Inc.

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant Treasurer of the Investment
c/o Morgan Stanley Trust       Manager, the Distributor and Morgan Stanley Services; previously First Vice President of
Harborside Financial Center,   the Investment Manager, the Distributor and Morgan Stanley Services; Treasurer of the
Plaza Two                      Morgan Stanley Funds.
Jersey City, NJ

Francis Smith (37)             Vice President and Chief Financial Officer of the Morgan Stanley Funds and TCW/DW Term
c/o Morgan Stanley Trust       Trust 2003 (since September 2002); Executive Director of the Investment Manager and
Harborside Financial Center,   Morgan Stanley Services (since December 2001); previously Vice President of the
Plaza Two,                     Investment Manager and Morgan Stanley Services (August 2000-November 2001) and
Jersey City, NJ                Senior Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).

------------
 *   Each Officer serves an indefinite term, until his or her successor is elected.
                                       25

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell


OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer


TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.


[MORGAN STANLEY LOGO]



37929RPT-10898E03-ANP-5/03


[MORGAN STANLEY LOGO]

MORGAN STANLEY INFORMATION FUND


[GRAPHIC OMITTED]


Annual Report
March 31, 2003

                         MORGAN STANLEY INFORMATION FUND
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Information Fund ("Information") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 24, 2003, between Information and Morgan Stanley Technology Fund ("Technology") in connection with the acquisition by Information of substantially all of the assets, subject to stated liabilities, of Technology. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated July 11, 2003. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Information, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

     The date of this Statement of Additional Information is July 11, 2003.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                          -----

INTRODUCTION ..........................................................     B-3
ADDITIONAL INFORMATION ABOUT INFORMATION ..............................     B-3
ADDITIONAL INFORMATION ABOUT TECHNOLOGY ...............................     B-4
FINANCIAL STATEMENTS ..................................................     B-5

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated July 11, 2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Technology shareholders in connection with the solicitation of proxies by the Board of Trustees of Technology to be voted at the Special Meeting of shareholders of Technology to be held on September 17, 2003. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Information dated May 30, 2003 and the Statement of Additional Information of Technology dated October 30, 2002.

                   ADDITIONAL INFORMATION ABOUT INFORMATION

FUND HISTORY

     For additional information about Information's history, see "Fund History" in Information's Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Information's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Information's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Information, see "Management of the Fund" and "Investment Management and Other Services" in Information's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Information's investment manager, see "Investment Management and Other Services" in Information's Statement of Additional Information. For additional information about Information's independent auditors, see "Investment Management and Other Services" in Information's Statement of Additional Information. For additional information about other services provided to Information, see "Investment Management and Other Services" in Information's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Information's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Information, see "Capital Stock and Other Securities" in Information's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Information's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Information's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Information's policies regarding dividends and distributions and tax matters affecting Information and its shareholders, see "Taxation of the Fund and Shareholders" in Information's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Information's distributor and the distribution agreement between Information and its distributor, see "Investment Management and Other Services" and "Underwriters" in Information's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Information's performance, see "Calculation of Performance Data" in Information's Statement of Additional Information.

                    ADDITIONAL INFORMATION ABOUT TECHNOLOGY

FUND HISTORY

     For additional information about Technology's history, see "Fund History" in Technology's Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Technology's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Technology's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Technology, see "Management of the Fund" and "Investment Management and Other Services" in Technology's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Technology's investment manager, see "Investment Management and Other Services" in Technology's Statement of Additional Information. For additional information about Technology's independent auditors, see "Investment Management and Other Services" in Technology's Statement of Additional Information. For additional information about other services provided to Technology, see "Investment Management and Other Services" in Technology's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Technology's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Technology, see "Capital Stock and Other Securities" in Technology's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Technology's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Technology's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Technology's policies regarding dividends and distributions and tax matters affecting Technology and its shareholders, see "Taxation of the Fund and Shareholders" in Technology's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Technology's distributor and the distribution agreement between Technology and its distributor, see "Investment Management and Other Services" and "Underwriters" in Technology's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Technology's performance, see "Calculation of Performance Data" in Technology's Statement of Additional Information.

                             FINANCIAL STATEMENTS


     Information's most recent audited financial statements are set forth in Information's Annual Report for the fiscal year ended March 31, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Technology's most recent audited financial statements are set forth in Technology's Annual Report for the fiscal year ended August 31, 2002 and in the succeeding unaudited Semi-Annual Report for the six months ended February 28, 2003, which are incorporated by reference in the Proxy Statement and Prospectus.

     Shown below are Financial Statements for both Technology and Information and Pro Forma Financial Statements for the combined fund at March 31, 2003, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for both Technology and Information and pro forma figures for the combined fund. The second table presents Statements of Assets and Liabilities (unaudited) for both Technology and Information and pro forma figures for the combined fund. The third table presents Statements of Operations (unaudited) for both Technology and Information and pro forma figures for the combined fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)




                                                         MORGAN STANLEY             MORGAN STANLEY
                                                        INFORMATION FUND           TECHNOLOGY FUND                COMBINED
                                                    ------------------------- -------------------------- -------------------------
                                                     NUMBER OF                 NUMBER OF                   NUMBER OF
                                                       SHARES       VALUE        SHARES        VALUE        SHARES        VALUE
                                                    ----------- ------------- ----------- -------------- ------------ ------------
COMMON STOCKS AND WARRANTS (91.9%)
Advertising/Marketing Services (0.7%)
Getty Images, Inc.* ...............................    125,000   $ 3,432,500     35,000    $    961,100     160,000    $ 4,393,600
                                                                 -----------               ------------                -----------
Aerospace & Defense (1.7%)
Lockheed Martin Corp. .............................    125,000     5,943,750    108,000       5,135,400     233,000     11,079,150
                                                                 -----------               ------------                -----------
Biotechnology (2.4%)
Amgen Inc.* .......................................         --            --    108,432       6,240,262     108,432      6,240,262
Bruker Daltonics, Inc.* ...........................         --            --    326,824         977,531     326,824        977,531
Celgene Corp.* ....................................     50,000     1,304,000    110,000       2,868,800     160,000      4,172,800
Exelixis, Inc.* ...................................         --            --    250,000       1,665,000     250,000      1,665,000
MedImmune, Inc.* ..................................         --            --     43,100       1,414,973      43,100      1,414,973
NPS Pharmaceuticals, Inc.* ........................         --            --     10,200         157,692      10,200        157,692
Regeneron Pharmaceuticals, Inc.* ..................         --            --    113,693         854,971     113,693        854,971
                                                                 -----------               ------------                -----------
                                                                   1,304,000                 14,179,229                 15,483,229
                                                                 -----------               ------------                -----------
Broadcasting (0.9%)
Cumulus Media, Inc. (Class A)* ....................    200,000     2,912,000         --              --     200,000      2,912,000
Radio One, Inc. (Class D)* ........................         --            --     44,600         590,504      44,600        590,504
USA Interactive* ..................................         --            --     91,000       2,437,890      91,000      2,437,890
                                                                 -----------               ------------                -----------
                                                                   2,912,000                  3,028,394                  5,940,394
                                                                 -----------               ------------                -----------
Cable/Satellite TV (1.2%)
Comcast Corp. (Class A)* ..........................         --            --     50,000       1,429,500      50,000      1,429,500
Cox Communications, Inc. (Class A)* ...............    200,000     6,222,000         --              --     200,000      6,222,000
                                                                 -----------               ------------                -----------
                                                                   6,222,000                  1,429,500                  7,651,500
                                                                 -----------               ------------                -----------
Computer Communications (4.2%)
3Com Corp.* .......................................    170,000       838,100     80,000         394,400     250,000      1,232,500
Brocade Communications Systems, Inc.* .............    100,000       488,000         --              --     100,000        488,000
Cisco Systems, Inc.* ..............................  1,000,000    12,900,000    346,750       4,473,075   1,346,750     17,373,075
Emulex Corp.* .....................................    200,000     3,830,000     35,000         670,250     235,000      4,500,250
Juniper Networks, Inc.* ...........................     50,000       408,500         --              --      50,000        408,500
McDATA Corp. (Class A) ............................         --            --     50,000         429,500      50,000        429,500
NetScreen Technologies, Inc.* .....................    100,000     1,678,000     80,000       1,342,400     180,000      3,020,400
                                                                 -----------               ------------                -----------
                                                                  20,142,600                  7,309,625                 27,452,225
                                                                 -----------               ------------                -----------
Computer Peripherals (1.5%)
EMC Corp.* ........................................    100,000       723,000    200,000       1,446,000     300,000      2,169,000
Network Appliance, Inc.* ..........................    350,000     3,916,500    187,880       2,102,377     537,880      6,018,877
Storage Technology Corp.* .........................         --            --     54,000       1,091,880      54,000      1,091,880
Zebra Technologies Corp. (Class A)* ...............         --            --     10,000         644,000      10,000        644,000
                                                                 -----------               ------------                -----------
                                                                   4,639,500                  5,284,257                  9,923,757
                                                                 -----------               ------------                -----------
Computer Processing Hardware (4.5%)
Dell Computer Corp.* ..............................    400,000    10,924,000    169,029       4,616,182     569,029     15,540,182
Hewlett-Packard Co. ...............................    770,000    11,973,500    120,750       1,877,662     890,750     13,851,162
Sun Microsystems, Inc.* ...........................         --            --    108,000         352,080     108,000        352,080
                                                                 -----------               ------------                -----------
                                                                  22,897,500                  6,845,924                 29,743,424
                                                                 -----------               ------------                -----------
Data Processing Services (3.5%)
Affiliated Computer Services, Inc. (Class A)* .....    400,000    17,704,000    116,000       5,134,160     516,000     22,838,160
                                                                 -----------               ------------                -----------
Electrical Products (0.2%)
American Power Conversion Corp.* ..................         --            --    108,000       1,537,920     108,000      1,537,920
                                                                 -----------               ------------                -----------
Electronic Components (1.5%)
Amphenol Corp. (Class A) ..........................         --            --     26,500       1,079,875      26,500      1,079,875
Flextronics International, Ltd. (Singapore)* ......    150,000     1,308,000         --              --     150,000      1,308,000
Hutchinson Technology Inc.* .......................         --            --     17,000         420,240      17,000        420,240
Qlogic Corp.* .....................................     75,000     2,785,500    120,000       4,456,800     195,000      7,242,300
                                                                 -----------               ------------                -----------
                                                                   4,093,500                  5,956,915                 10,050,415
                                                                 -----------               ------------                -----------

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                       MORGAN STANLEY            MORGAN STANLEY
                                                      INFORMATION FUND           TECHNOLOGY FUND               COMBINED
                                                  ------------------------- ------------------------- --------------------------
                                                   NUMBER OF                 NUMBER OF                  NUMBER OF
                                                     SHARES       VALUE        SHARES       VALUE        SHARES        VALUE
                                                  ----------- ------------- ----------- ------------- ------------ -------------
Electronic Distributors (0.3%)
CDW Computer Centers, Inc.* .....................         --            --     44,100    $ 1,799,280      44,100    $ 1,799,280
                                                               -----------               -----------                -----------
Electronic Equipment/Instruments (1.0%)
Coherent, Inc.* .................................         --            --     54,000      1,012,500      54,000      1,012,500
Nam Tal Electronics, Ins. (Hong Kong) ...........    125,000   $ 3,145,000     14,000        352,240     139,000      3,497,240
Toshiba Corp. (Japan)* ..........................    900,000     2,387,288         --             --     900,000      2,387,288
                                                               -----------               -----------                -----------
                                                                 5,532,288                 1,364,740                  6,897,028
                                                               -----------               -----------                -----------
Electronic Production Equipment (3.4%)
Applied Materials, Inc.* ........................    202,000     2,541,160    111,000      1,396,380     313,000      3,937,540
KLA-Tencor Corp.* ...............................    204,000     7,332,167    148,000      5,319,416     352,000     12,651,583
Lam Research Corp.* .............................         --            --    134,000      1,526,126     134,000      1,526,126
Novellus Systems, Inc.* .........................         --            --    158,441      4,320,686     158,441      4,320,686
                                                               -----------               -----------                -----------
                                                                 9,873,327                12,562,608                 22,435,935
                                                               -----------               -----------                -----------
Electronics/Appliances (0.3%)
Sony Corp. (Japan) ..............................     50,000     1,779,661         --             --      50,000      1,779,661
                                                               -----------               -----------                -----------
Financial Publishing/Services (3.6%)
SunGard Data Systems Inc.* ......................  1,000,000    21,300,000    108,000      2,300,400   1,108,000     23,600,400
                                                               -----------               -----------                -----------
Information Technology Services (8.9%)
Accenture Ltd. (Bermuda)* .......................    300,000     4,650,000         --             --     300,000      4,650,000
Anteon International Corp.* .....................    750,000    16,837,500    130,000      2,918,500     880,000     19,756,000
Computer Sciences Corp.* ........................    100,000     3,255,000    108,000      3,515,400     208,000      6,770,400
Documentum, Inc.* ...............................    200,000     2,624,000         --             --     200,000      2,624,000
International Business Machines Corp. ...........         --            --    108,000      8,470,440     108,000      8,470,440
PeopleSoft, Inc.* ...............................    100,000     1,530,000    100,000      1,530,000     200,000      3,060,000
SRA International, Inc. (Class A)* ..............    150,000     3,555,000    100,000      2,370,000     250,000      5,925,000
Unisys Corp.* ...................................    137,000     1,268,620    108,000      1,000,080     245,000      2,268,700
Veridian Corp.* .................................    250,000     4,975,000         --             --     250,000      4,975,000
                                                               -----------               -----------                -----------
                                                                38,695,120                19,804,420                 58,499,540
                                                               -----------               -----------                -----------
Internet Retail (0.2%)
Amazon.com, Inc.* ...............................     50,000     1,301,500         --             --      50,000      1,301,500
                                                               -----------               -----------                -----------
Internet Software/Services (1.8%)
BEA Systems, Inc.* ..............................    700,000     7,133,000    120,000      1,222,800     820,000      8,355,800
Microstrategy Inc. (Warrants)* ..................        327            20         --             --         327             20
Siebel Systems, Inc.* ...........................         --            --    108,000        865,080     108,000        865,080
SINA Corp. (Hong Kong)* .........................     40,000       320,400         --             --      40,000        320,400
Yahoo! Inc.* ....................................         --            --     96,179      2,310,220      96,179      2,310,220
                                                               -----------               -----------                -----------
                                                                 7,453,420                 4,398,100                 11,851,520
                                                               -----------               -----------                -----------
Major Telecommunications (1.1%)
China Telecom Corp., Ltd. (ADR) (China) .........    400,000     7,180,000         --             --     400,000      7,180,000
                                                               -----------               -----------                -----------
Media Conglomerates (0.2%)
AOL Time Warner Inc.* ...........................         --            --    108,000      1,172,880     108,000      1,172,880
                                                               -----------               -----------                -----------
Medical Specialties (1.2%)
Medtronic, Inc. .................................         --            --    108,000      4,872,960     108,000      4,872,960
Millipore Corp.* ................................         --            --     83,000      2,714,100      83,000      2,714,100
                                                               -----------               -----------                -----------
                                                                        --                 7,587,060                  7,587,060
                                                               -----------               -----------                -----------
Other Consumer Services (0.4%)
Apollo Group, Inc. (Class A)* ...................         --            --     49,110      2,450,589      49,110      2,450,589
                                                               -----------               -----------                -----------
Packaged Software (22.4%)
Adobe Systems, Inc.* ............................         --            --    100,000      3,083,000     100,000      3,083,000
Autodesk, Inc. ..................................    200,000     3,052,000         --             --     200,000      3,052,000

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                     MORGAN STANLEY              MORGAN STANLEY
                                                    INFORMATION FUND             TECHNOLOGY FUND                 COMBINED
                                               --------------------------- --------------------------- ----------------------------
                                                NUMBER OF                   NUMBER OF                    NUMBER OF
                                                  SHARES        VALUE         SHARES        VALUE         SHARES         VALUE
                                               ----------- --------------- ----------- --------------- ------------ ---------------
BMC Software, Inc.* ..........................         --           --       108,000    $   1,629,720     108,000    $   1,629,720
Cognos, Inc. (Canada)* .......................     50,000   $   1,136,050         --               --      50,000        1,136,050
Hyperion Solutions Corp.* ....................         --              --     27,800          674,150      27,800          674,150
Informatica Corp.* ...........................         --              --    100,000          645,000     100,000          645,000
Mercury Interactive Corp.* ...................    250,000       7,420,000     12,192          361,859     262,192        7,781,859
Micromuse Inc.* ..............................    280,000       1,456,000    250,000        1,300,000     530,000        2,756,000
Microsoft Corp. ..............................  1,870,000      45,272,700    946,004       22,902,757   2,816,004       68,175,457
NetIQ Corp.* .................................    150,000       1,674,000         --               --     150,000        1,674,000
Network Associates, Inc.* ....................    850,000      11,738,500    373,000        5,151,130   1,223,000       16,889,630
Oracle Corp.* ................................    650,000       7,051,850    794,699        8,621,689   1,444,699       15,673,539
Quest Software, Inc.* ........................         --              --    200,985        1,808,865     200,985        1,808,865
Red Hat, Inc.* ...............................    290,000       1,574,700    200,000        1,086,000     490,000        2,660,700
SAP AG (ADR) (Germany) .......................    200,000       3,792,000    100,000        1,896,000     300,000        5,688,000
Symantec Corp.* ..............................    100,000       3,918,000     97,644        3,825,692     197,644        7,743,692
VERITAS Software Corp.* ......................    200,000       3,516,000    107,552        1,890,764     307,552        5,406,764
                                                            -------------               -------------                -------------
                                                               91,601,800                  54,876,626                  146,478,426
                                                            -------------               -------------                -------------
Pharmaceuticals: Other (0.1%)
Teva Pharmaceutical Industries Ltd.
  (ADR) (Israel) .............................         --              --      7,400          308,210       7,400          308,210
                                                            -------------               -------------                -------------
Recreational Products (1.7%)
Electronic Arts Inc.* ........................     85,000       4,984,400    107,700        6,315,528     192,700       11,299,928
                                                            -------------               -------------                -------------
Semiconductors (15.4%)
Advanced Micro Devices, Inc.* ................         --              --     99,000          611,820      99,000          611,820
Allera Corp.* ................................         --              --    188,285        2,549,379     188,285        2,549,379
Analog Devices, Inc.* ........................         --              --    134,000        3,685,000     134,000        3,685,000
Broadcom Corp. (Class A)* ....................    160,000       1,976,000    150,000        1,852,500     310,000        3,828,500
Intel Corp. ..................................  1,154,000      18,787,120    494,000        8,042,320   1,648,000       26,829,440
Linear Technology Corp. ......................    231,000       7,130,970    132,750        4,097,993     363,750       11,228,963
Marvell Technology Group Ltd. (Bermuda)* .....    208,000       4,407,520    111,000        2,352,090     319,000        6,759,610
Maxim Integrated Products, Inc. ..............    150,000       5,418,000    157,500        5,688,900     307,500       11,106,900
Microchip Technology Inc. ....................    400,000       7,960,000    111,000        2,208,900     511,000       10,168,900
Micron Technology, Inc.* .....................    134,000       1,090,760     50,000          407,000     184,000        1,497,760
RF Micro Devices, Inc.* ......................    519,000       3,129,051         --               --     519,000        3,129,051
Silicon Laboratories Inc.* ...................    100,000       2,615,000         --               --     100,000        2,615,000
STMicroelectronics N.V. (Netherlands) ........     80,000       1,512,000         --               --      80,000        1,512,000
Taiwan Semiconductor Manufacturing
 Co. Ltd. (ADR) (Taiwan)* ....................    200,000       1,368,000         --               --     200,000        1,368,000
Xilinx, Inc.* ................................    462,000      10,815,420    134,425        3,146,889     596,425       13,962,309
                                                            -------------               -------------                -------------
                                                               66,209,841                  34,642,791                  100,852,632
                                                            -------------               -------------                -------------
Telecommunication Equipment (6.2%)
Advanced Fibre Communications, Inc.* .........    150,000       2,271,000     15,100          228,614     165,100        2,499,614
CIENA Corp.* .................................    100,000         437,000         --               --     100,000          437,000
Harris Corp. .................................         --              --     54,000        1,499,580      54,000        1,499,580
Lucent Technologies Inc.* ....................         --              --    694,800        1,021,356     694,800        1,021,356
Nokia Corp. (ADR) (Finland) ..................    125,000       1,751,250     90,000        1,260,900     215,000        3,012,150
Nortel Networks Corp. (Canada)* ..............         --              --    340,900          709,072     340,900          709,072
QUALCOMM Inc.* ...............................    300,000      10,818,000    124,323        4,483,087     424,323       15,301,087
RF Micro Devices, Inc.* ......................         --              --    297,000        1,790,613     297,000        1,790,613
UTStarcom, Inc.* .............................    600,000      11,994,000    120,000        2,398,800     720,000       14,392,800
                                                            -------------               -------------                -------------
                                                               27,271,250                  13,392,022                   40,663,272
                                                            -------------               -------------                -------------
Wireless Telecommunications (1.4%)
AT&T Wireless Services Inc.* .................  1,200,000       7,920,000    236,800        1,562,880   1,436,800        9,482,880
                                                            -------------               -------------                -------------
TOTAL COMMON STOCKS AND WARRANTS
 (Cost $417,925,249, $281,614,844, and
 $699,540,093, respectively) .................                380,393,957                 221,340,558                  601,734,515
                                                            -------------               -------------                -------------

                        MORGAN STANLEY INFORMATION FUND

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2003

                                  (UNAUDITED)


                                                                      MORGAN STANLEY
                                                                     INFORMATION FUND
                                                                ---------------------------
                                                                 PRINCIPAL
                                            COUPON    MATURITY   AMOUNT IN
                                             RATE       DATE     THOUSANDS       VALUE
                                          ---------- ---------- ----------- ---------------
CONVERTIBLE BONDS (3.5%)
Electronic Components (0.5%)
Celestica, Inc. (Canada) ................ 0.00%      08/01/20     $ 7,000    $  3,465,000
                                                                             ------------
Internet Software/Services (0.0%)
MicroStrategy Inc. ...................... 7.50       06/24/07           1              83
                                                                             ------------
Packaged Software (2.5%)
i2 Technologies, Inc. ................... 5.25       12/15/06       6,135       4,041,431
Mercury Interactive Corp. ............... 4.75       07/01/07      13,125      12,321,094
                                                                             ------------
                                                                               16,362,525
                                                                             ------------
Semiconductors (0.5%)
ASM Lithography Holding N.V.
 -- 144A** (Netherlands) ................ 4.25       11/30/04       1,400       1,282,820
ASM Lithography Holding N.V.
 (Netherlands) .......................... 4.25       11/30/04       2,000       1,840,000
                                                                             ------------
                                                                                3,122,820
                                                                             ------------
TOTAL CONVERTIBLE BONDS
(Cost $21,921,348, $0, and
 $21,921,348, respectively) .............                                      22,950,428
                                                                             ------------
SHORT-TERM INVESTMENTS (3.5%)
REPURCHASE AGREEMENTS
Joint repurchase agreement
 account (dated 03/31/03;
 proceeds $22,953,863) (a)
 (Cost $12,856,000, $10,097,000
 and $22,953,000, respectively) ......... 1.36       04/01/03      12,856      12,856,000
                                                                             ------------
TOTAL INVESTMENTS
(Cost $452,702,597, $291,711,844
 and $744,414,441, respectively) (b)                                          416,200,385
OTHER ASSETS IN EXCESS OF
 LIABILITIES ............................                                       6,191,001
                                                                             ------------
NET ASSETS ..............................                                    $422,391,386
                                                                             ============



                                                MORGAN STANLEY
                                               TECHNOLOGY FUND                COMBINED
                                          -------------------------- ---------------------------
                                           PRINCIPAL                  PRINCIPAL
                                           AMOUNT IN                  AMOUNT IN
                                           THOUSANDS       VALUE      THOUSANDS       VALUE
                                          ----------- -------------- ----------- ---------------
CONVERTIBLE BONDS (3.5%)
Electronic Components (0.5%)
Celestica, Inc. (Canada) ................        --              --     $7,000    $  3,465,000
                                                        -----------               ------------
Internet Software/Services (0.0%)
MicroStrategy Inc. ......................        --              --          1              83
                                                        -----------               ------------
Packaged Software (2.5%)
i2 Technologies, Inc. ...................        --              --      6,135       4,041,431
Mercury Interactive Corp. ...............        --              --     13,125      12,321,094
                                                        -----------               ------------
                                                                 --                 16,362,525
                                                        -----------               ------------
Semiconductors (0.5%)
ASM Lithography Holding N.V.
 -- 144A** (Netherlands) ................        --              --      1,400       1,282,820
ASM Lithography Holding N.V.
 (Netherlands) ..........................        --              --      2,000       1,840,000
                                                        -----------               ------------
                                                                 --                  3,122,820
                                                        -----------               ------------
TOTAL CONVERTIBLE BONDS
(Cost $21,921,348, $0, and
 $21,921,348, respectively) .............                        --                 22,950,428
                                                        -----------               ------------
SHORT-TERM INVESTMENTS (3.5%)
REPURCHASE AGREEMENTS
Joint repurchase agreement
 account (dated 03/31/03;
 proceeds $22,953,863) (a)
 (Cost $12,856,000, $10,097,000
 and $22,953,000, respectively) .........   $10,097    $ 10,097,000     22,953      22,953,000
                                                        -----------               ------------
TOTAL INVESTMENTS
(Cost $452,702,597, $291,711,844
 and $744,414,441, respectively) (b)                    231,437,558       98.9 %   647,637,943
OTHER ASSETS IN EXCESS OF
 LIABILITIES ............................                   907,250        1.1       7,098,251
                                                       ------------  ---------    ------------
NET ASSETS ..............................              $232,344,808      100.0%   $654,736,194
                                                       ============  =========    ============

----------
ADR American Depository Receipt.

*     Non-income producing security.

**    Resale is restricted to qualified institutional investors.

(a)   Collateralized by federal agency and U.S. Treasury obligations.

(b)   The aggregate cost for federal income tax purposes was as follows:


                                                                   GROSS            GROSS            NET
                                                                UNREALIZED       UNREALIZED       UNREALIZED
                                                 COST          APPRECIATION     DEPRECIATION     DEPRECIATION
                                             ------------      ------------     ------------     ------------
Morgan Stanley Information Fund .........    $482,203,161      $ 19,933,299     $ 85,936,075     $ 66,002,776
Morgan Stanley Technology Fund ..........     362,017,196         4,407,603      134,987,241      130,579,638
                                             ------------      ------------     ------------     ------------
Combined ................................    $844,220,357      $ 24,340,902     $220,923,316     $196,582,414
                                             ============      ============     ============     ============

                  See Notes to Pro Forma Financial Statements

                        MORGAN STANLEY INFORMATION FUND

                        PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                          MARCH 31, 2003 (UNAUDITED)

                                                               MORGAN STANLEY      MORGAN STANLEY
                                                              INFORMATION FUND    TECHNOLOGY FUND
                                                            ------------------- -------------------
ASSETS:
Investments in securities, at value (cost $452,702,597,
 $291,711,844 and $744,414,441, respectively)..............  $     416,200,385   $     231,437,558
Receivable for:
 Investments sold .........................................          7,302,742           2,076,113
 Interest .................................................            298,811                 377
 Shares of beneficial interest sold .......................            202,045             258,974
 Dividends ................................................            141,468              35,856
Prepaid expenses and other assets .........................            124,605              69,252
                                                             -----------------   -----------------
 TOTAL ASSETS .............................................        424,270,056         233,878,130
                                                             -----------------   -----------------
LIABILITIES:
Payable for:
 Investments purchased ....................................            630,000             836,555
 Shares of beneficial interest redeemed ...................            495,718             207,177
 Distribution fee .........................................            351,029             183,370
 Investment management fee ................................            277,505             201,574
Accrued expenses and other payables .......................            124,418             104,646
                                                             -----------------   -----------------
 TOTAL LIABLILITIES .......................................          1,878,670           1,533,322
                                                             -----------------   -----------------

 NET ASSETS ...............................................  $     422,391,386   $     232,344,808
                                                             =================   =================

COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................  $   2,698,530,130   $   1,398,177,417
Net unrealized depreciation ...............................        (36,501,771)        (60,274,286)
Accumulated undistributed net investment income
 (loss) ...................................................          1,263,626          (3,653,927)
Accumulated net realized loss .............................     (2,240,900,599)     (1,101,904,396)
                                                             -----------------   -----------------
 NET ASSETS ...............................................  $     422,391,386   $     232,344,808
                                                             =================   =================
CLASS A SHARES:
Net Assets ................................................  $      20,433,705   $      17,411,039
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................          3,060,381           9,075,343
 NET ASSETS VALUE PER SHARE ...............................  $            6.68   $            1.92
                                                             =================   =================
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .........  $            7.05   $            2.03
                                                             =================   =================
CLASS B SHARES:
Net Assets ................................................  $     373,470,284   $     177,842,106
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................         58,747,978          94,441,882
 NET ASSETS VALUE PER SHARE ...............................  $            6.36   $            1.88
                                                             =================   =================
CLASS C SHARES:
Net Assets ................................................  $      23,150,012   $      27,765,479
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................          3,642,467          14,819,751
 NET ASSETS VALUE PER SHARE ...............................  $            6.36   $            1.87
                                                             =================   =================
CLASS D SHARES:
Net Assets ................................................  $       5,337,385   $       9,326,184
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................            787,530           4,837,070
 NET ASSETS VALUE PER SHARE ...............................  $            6.78   $            1.93
                                                             =================   =================

                                                                  PRO FORMA
                                                                 ADJUSTMENTS            COMBINED
                                                            --------------------- -------------------
ASSETS:
Investments in securities, at value (cost $452,702,597,
 $291,711,844 and $744,414,441, respectively)..............               --          $     647,637,943
Receivable for:
 Investments sold .........................................               --                  9,378,855
 Interest .................................................               --                    299,188
 Shares of beneficial interest sold .......................               --                    461,019
 Dividends ................................................               --                    177,324
Prepaid expenses and other assets .........................               --                    193,857
                                                             ---------------          -----------------
 TOTAL ASSETS .............................................               --                658,148,186
                                                             ---------------          -----------------
LIABILITIES:
Payable for:
 Investments purchased ....................................               --                  1,466,555
 Shares of beneficial interest redeemed ...................               --                    702,895
 Distribution fee .........................................               --                    534,399
 Investment management fee ................................               --                    479,079
Accrued expenses and other payables .......................               --                    229,064
                                                             ---------------          -----------------
 TOTAL LIABLILITIES .......................................               --                  3,411,992
                                                             ---------------          -----------------

 NET ASSETS ...............................................               --          $     654,736,194
                                                             ===============          =================

COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................               --          $   4,096,707,547
Net unrealized depreciation ...............................               --                (96,776,057)
Accumulated undistributed net investment income
 (loss) ...................................................               --                 (2,390,301)
Accumulated net realized loss .............................               --             (3,342,804,995)
                                                             ---------------          -----------------
 NET ASSETS ...............................................               --          $     654,736,194
                                                             ===============          =================
CLASS A SHARES:
Net Assets ................................................               --          $      37,844,744
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................       (6,468,900)(1)              5,666,824
 NET ASSETS VALUE PER SHARE ...............................               --          $            6.68
                                                                                      =================
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .........               --          $            7.05
                                                                                      =================
CLASS B SHARES:
Net Assets ................................................               --          $     551,312,390
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................      (66,479,287)(1)             86,710,573
 NET ASSETS VALUE PER SHARE ...............................               --          $            6.36
                                                                                      =================
CLASS C SHARES:
Net Assets ................................................               --          $      50,915,491
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................      (10,454,110)(1)              8,008,108
 NET ASSETS VALUE PER SHARE ...............................               --          $            6.36
                                                                                      =================
CLASS D SHARES:
Net Assets ................................................               --          $      14,663,569
Shares Outstanding (unlimited authorized, $.01 par
 value) ...................................................       (3,461,527)(1)              2,163,073
 NET ASSETS VALUE PER SHARE ...............................               --          $            6.78
                                                                                      =================

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Technology Fund shares outstanding.

                  See Notes to Pro Forma Financial Statements

                        MORGAN STANLEY INFORMATION FUND

                        PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)


                                                    MORGAN STANLEY     MORGAN STANLEY        PRO FORMA
                                                   INFORMATION FUND   TECHNOLOGY FUND       ADJUSTMENTS          COMBINED
                                                  ------------------ ----------------- -------------------- ------------------
STATEMENT OF OPERATIONS
NET INVESTMENT LOSS:
INCOME
Interest ........................................   $    4,633,322    $       75,139                  --       $    4,708,461
Dividends (net of $58,488, $5,746 and $62,597
 foreign withholding tax, respectively) .........          906,296           374,551                  --            1,280,847
                                                    --------------    --------------     ---------------       --------------
 TOTAL INCOME ...................................        5,539,618           449,690                  --            5,989,308
                                                    --------------    --------------     ---------------       --------------
EXPENSES
Distribution fee (Class A shares) ...............           35,067            55,587                  --               90,654
Distribution fee (Class B shares) ...............        5,124,684         2,290,164                  --            7,414,848
Distribution fee (Class C shares) ...............          302,510           353,025                  --              655,535
Investment management fee .......................        4,327,134         2,973,872     $      (816,056)(1)        6,484,950
Transfer agent fees and expenses ................        3,364,339         1,814,270             226,532 (3)        5,405,141
Shareholder reports and notices .................          175,945           111,187             (44,475)(2)
                                                                                                 125,221 (3)          367,878
Registration fees ...............................          141,640            86,698             (86,698)(2)          141,640
Professional fees ...............................           62,829            52,965             (52,965)(2)
                                                                                                  37,250 (3)          100,079
Custodian fees ..................................           18,253            15,223                  --               33,476
Trustees' fees and expenses .....................           10,760            10,848             (10,848)(2)           10,760
Other ...........................................            8,806            14,149                (610)(2)           22,345
                                                    --------------    --------------     ---------------       --------------
 TOTAL EXPENSES .................................       13,571,967         7,777,988            (622,649)          20,727,306
                                                    --------------    --------------     ---------------       --------------
 NET INVESTMENT LOSS ............................       (8,032,349)       (7,328,298)            622,649          (14,737,998)
                                                    --------------    --------------     ---------------       --------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss ...............................     (428,851,595)     (318,442,244)                 --         (747,293,839)
Net change in unrealized depreciation ...........       41,371,944       (56,744,870)                 --          (15,372,926)
                                                    --------------    --------------     ---------------       --------------
 NET LOSS .......................................     (387,479,651)     (375,187,114)                 --         (762,666,765)
                                                    --------------    --------------     ---------------       --------------
NET DECREASE ....................................   $ (395,512,000)   $ (382,515,412)    $       622,649       $ (777,404,763)
                                                    ==============    ==============     ===============       ==============

----------
(1) Reflects adjustment to investment management fees and plan of distribution fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by Morgan Stanley Technology Fund approximate $389,003.


                       See Notes to Financial Statements

                        MORGAN STANLEY INFORMATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 2003 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 2003, reflect the accounts of Morgan Stanley Information Fund ("Information") and Morgan Stanley Technology Fund ("Technology").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Technology in exchange for shares in Information. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Information which would have been issued on March 31, 2003 in connection with the proposed reorganization. Shareholders of Technology would become shareholders of Information receiving shares of Information equal to the value of their holdings in Technology. The amount of additional shares assumed to be issued was calculated based on the March 31, 2003 net assets of Technology and the net asset value per share of Information as follows:

CLASS                                                         A                  B                   C                 D
-----                                                 ----------------   -----------------   ----------------   ---------------
Additional shares issued ..........................        2,606,443          27,962,595          4,365,641         1,375,543
Net Assets -- Technology ..........................     $ 17,411,039       $ 177,842,106       $ 27,765,479       $ 9,326,184
Net Asset Value Per Share -- Information ..........     $       6.68       $        6.36       $       6.36       $      6.78

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Information at the combined level of average net assets for the twelve months ended March 31, 2003. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio. Technology is not required to sell any securities in connection with the reorganization.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR PROXY ON THE PHONE OR THE INTERNET.

IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6192 OR GO TO WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

3. ENTER YOUR 14 DIGIT CONTROL NUMBER FROM YOUR PROXY CARD.

4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.






                  Please detach at perforation before mailing.





PROXY                       MORGAN STANLEY TECHNOLOGY FUND                 PROXY
     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Morgan Stanley Technology Fund to be held in Room 205, 2nd Floor, at 1221 Avenue of the Americas, New York, New York on September 17, 2003 at 9:00 a.m., New York time, and at any adjournment thereof, on the proposal set forth in the Notice of Special Meeting dated July 14, 2003 as follows:


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


--------------------------------------------
Signature


--------------------------------------------
Signature (if held jointly)


--------------------------------------------
Date                               13296_MST



                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ ]

                                                                                       FOR     AGAINST    ABSTAIN
1.   Approval of an Agreement and Plan of Reorganization, dated April 24, 2003,
     between Morgan Stanley Technology Fund and Morgan Stanley Information Fund,       [ ]       [ ]        [ ]
     pursuant to which substantially all of the assets of Morgan Stanley
     Technology Fund would be combined with those of Morgan Stanley Information
     Fund and shareholders of Morgan Stanley Technology Fund would become shareholders of Morgan Stanley Information Fund receiving shares in Morgan
     Stanley Information Fund with a value equal to the value of their holdings in Morgan Stanley Technology Fund.





                                                                       13296_MST

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY